Registration Nos.     333-142495
                                                                       811-21136

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]

                         Pre-Effective Amendment No. _                  [ ]

                         Post-Effective Amendment No. 1                 [X]

            REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940

                                Amendment No. 7                         [X]
                            ________________________

                     AMERITAS VARIABLE SEPARATE ACCOUNT VL
                                  (Registrant)
                            ________________________

                         AMERITAS LIFE INSURANCE CORP.
                                  (Depositor)
                                5900 "O" Street
                            Lincoln, Nebraska 68510
                                  402-467-1122
                            ________________________

                                Robert G. Lange
             Vice President, General Counsel & Assistant Secretary
                         Ameritas Life Insurance Corp.
                                5900 "O" Street
                            Lincoln, Nebraska 68510
                                  402-467-1122
                            ________________________

Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

     It is proposed that this filing will become effective:
          [ ]  60 days after filing pursuant to paragraph a of Rule 485
          [X]  on  September 1, 2010 pursuant to paragraph a of Rule 485
          [ ]  on     pursuant to paragraph b of Rule 485
          [ ]  immediately upon filing pursuant to paragraph b of Rule 485

          If appropriate, check the following box:
          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

   TITLE OF SECURITIES BEING REGISTERED:  SECURITIES OF UNIT INVESTMENT TRUST
       ALLOCATOR 2000 Flexible Premium Variable Universal Life Insurance

--------------------------------------------------------------------------------
PROSPECTUS: September 1, 2010
                                            [Ameritas Life Insurance Corp. Logo]
ALLOCATOR 2000
Flexible Premium
Variable Universal Life Insurance Policy
                                           Ameritas Variable Separate Account VL
--------------------------------------------------------------------------------

     This prospectus describes the Policy, especially its Separate Account. The Policy is designed to help you, the Policy Owner, provide life insurance protection while having flexibility, within limits, as to the amount and timing of premium payments, the amount of the death benefit, and in how to invest your Policy value. THE VALUE OF YOUR POLICY WILL INCREASE OR DECREASE BASED ON THE PERFORMANCE OF THE INVESTMENT OPTIONS YOU CHOOSE. THE AMOUNT OF THE DEATH BENEFIT CAN ALSO VARY AS A RESULT OF INVESTMENT PERFORMANCE.

     You may allocate all or part of your Policy value among a variety of Subaccount variable investment options where you have the investment risk, including possible loss of principal. The Subaccounts are listed in the INVESTMENT OPTIONS section of this prospectus.

     You may also allocate all or part of your investment to a Fixed Account option, where we have the investment risk. We guarantee a fixed rate of interest on your investment in the Fixed Account.

Please Read this Prospectus Carefully and Keep It for Future Reference. It provides information you should consider before inbesting in a Policy. Prospectuses for the portfolios underlying the Subaccount variable investment options are available without charge from your sales representative or from our Service Center.

 The Securities and Exchange Commission ("SEC") does not pass upon the accuracy or adequacy of this prospectus, and has not approved or disapproved the Policy.
           Any representation to the contrary is a criminal offense.

   This prospectus may only be used to offer the Policy where the Policy may lawfully be sold.
   The Policy, and certain features described in this prospectus, may not be available in all states.

 No one is authorized to give information or make any representation about the Policy that is not in this prospectus. If anyone does so, you should not rely upon it as being accurate or adequate.


             NOT FDIC INSURED   o   MAY LOSE VALUE   o   NO BANK GUARANTEE

--------------------------------------------------------------------------------
             AMERITAS LIFE INSURANCE CORP. (we, us, our, Ameritas)
    SERVICE CENTER, P.O. BOX 82550, LINCOLN, NEBRASKA 68501. 1-800-745-1112.
                                www.ameritas.com
--------------------------------------------------------------------------------

ALLOCATOR 2000 VUL                    -1-

TABLE OF CONTENTS                                                  BEGIN ON PAGE
--------------------------------------------------------------------------------
     POLICY SUMMARY...........................................................3
          Policy Operation and Features
     CHARGES..................................................................7
          Portfolio Company Operating Expenses
     CHARGES EXPLAINED........................................................11
          Transaction Charges
          Periodic Charges:
          Daily Deduction from Separate Account Assets
          Periodic Charges:
          Monthly Deductions from Policy Value
     INVESTMENT OPTIONS.......................................................13
          Separate Account Variable Investment Options
          Fixed Account Investment Option
          Transfers
          Third-Party Services
          Disruptive Trading Procedures
          Systematic Transfer Programs
     OTHER IMPORTANT POLICY INFORMATION.......................................20
          Policy Application and Issuance
          Policy Value
          Misstatement of Age or Sex
          Suicide
          Incontestability
          Assignment
          Telephone Transactions
          Lapse and Grace Period
          Reinstatement
          Delay of Payments or Transfers
          Beneficiary
          Policy Changes
          "Free Look" Rights
          Optional Features
          Legal Proceedings
          How to get Financial Statements
          Rule 12h-7 Exemption
          Distribution of the Policy
     POLICY DISTRIBUTIONS.....................................................25
          Death Benefit
          Maturity Date
          Policy Loans
          Full Surrender
          Partial Withdrawal
          Payment of Policy Proceeds
     TAX MATTERS..............................................................30
     DEFINED TERMS............................................................33
     LAST PAGE.........................................................Last Page
          Thank You / If You Have Questions, / Remember, the
          Correct Form
          Illustrations
          Statement of Additional Information; Registration Statement
          Reports to You

CONTACTING US. To answer your questions or to send additional premium, contact your sales representative or write or call us at:

                         Ameritas Life Insurance Corp.,
                                 Service Center
                                 P.O. Box 82550
                             Lincoln, Nebraska 68501
                                       Or
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                            Telephone: 1-800-745-1112
                               Fax: 1-402-467-7335
                         Interfund Transfer Request Fax:
                                 1-402-467-7923
                                www.ameritas.com

Express mail packages should be sent to our street address, not our P.O. Box address.

REMEMBER, THE CORRECT FORM OF WRITTEN NOTICE "in good order" is important for us to accurately process your Policy elections and changes. Many forms can be found at the online services section of our website. Or, call us at our toll-free number and we will send you the form you need and tell you the information we require.

FACSIMILE WRITTEN NOTICE. To provide you with timely service you want, we accept some Written Notices by facsimiles. However, by not requiring your original signature, there is a greater risk unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge. We are entitled to act upon facsimile signatures that reasonably appear to us to be genuine.

MAKE CHECKS PAYABLE TO:
"Ameritas Life Insurance Corp."

ALLOCATOR 2000 VUL                    -2-

POLICY SUMMARY
--------------------------------------------------------------------------------

     The following is intended as a summary. Please read each section of this prospectus for additional detail.

     The ALLOCATOR 2000 Policy is offered and issued by Ameritas Life Insurance Corp. ("Ameritas" or "we"), 5900 "O" Street, Lincoln, Nebraska 68510. The Policy offers variable investment options through Subaccounts of Ameritas Variable Separate Account VL (the "Separate Account"), a separate account operated by us under Nebraska law, and a fixed interest rate option through the Fixed Account. Prior to May 1, 2007, the Policy was offered and issued by Ameritas Variable Life Insurance Company ("AVLIC"). Effective May 1, 2007, AVLIC merged into Ameritas ("Merger"). AVLIC was a wholly-owned subsidiary of Ameritas. On the date of the Merger, Ameritas Life Insurance Corp. acquired from AVLIC all of AVLIC's assets, including the Separate Account, and became directly liable for AVLIC's liabilities and obligations with respect to all policies issued by AVLIC then outstanding.

     The Merger was approved by the boards of directors of Ameritas and AVLIC. The Merger also received regulatory approval from the State of Nebraska Department of Insurance, the state of domicile of Ameritas and AVLIC. The Merger did not affect the terms of, or the rights and obligations under, your Policy, other than to reflect the change to the company that guarantees your Policy benefits from AVLIC to Ameritas. You received a Policy endorsement from Ameritas that reflects the change from AVLIC to Ameritas. The Merger also did not result in any adverse tax consequences for any Policy Owners.

     The ALLOCATOR 2000 Policy is a flexible premium variable universal life insurance policy. The Policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. We are obligated to pay all amounts promised under the Policy. Premium is used to create Account Value to cover Policy charges and to generate investment earnings. The Policy is called a "flexible premium" policy because you may make any other premium payments you wish at any time. The Policy is referred to as a "variable" life insurance policy because the value of the amount you invest in the Policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the Policy's beneficiary upon the death of the insured person (the "death benefit proceeds") may vary similarly. The Policy pays death benefit proceeds to the Policy beneficiary upon the insured person's death, or pays a Cash Surrender Value to you if you surrender the Policy. The insured cannot be younger than age 20 or older than age 80 on the insured's birthday nearest the Policy issue date. We only issued the Policy for an initial face amount (or "specified amount") of insurance coverage of $25,000 or more. The Policy is usually unsuitable for short-term savings or life insurance needs. We are obligated to pay all amounts promised under the Policy. The Policy is subject to the laws of the state where the application is signed.

POLICY BENEFITS

     You have flexibility under the Policy. Within certain limits, you can vary the amount and timing of premium payments, change the death benefit, and transfer amounts among the investment options. You can take out a Policy loan, make a partial withdrawal, or surrender your Policy completely, subject to payment of charges and certain restrictions. We will pay surrender amounts or death benefit proceeds in a lump sum.

DEATH BENEFIT.
     o We will pay the death benefit proceeds to the beneficiary when we receive satisfactory proof of death of the insured while the Policy is in force.
     o If you meet certain premium requirements, we will guarantee a death benefit for a certain period even if your Policy's Cash Surrender Value is not enough to pay Policy charges due. This feature may be modified or not available in all states.
     o  Two death benefit options are available.
Death benefit proceeds are reduced by any Policy debt and any due but unpaid Policy charges, including deductions for the month of death. See the POLICY
DISTRIBUTIONS: DEATH BENEFIT OPTIONS section for details.

ALLOCATOR 2000 VUL                    -3-

SURRENDER AND PARTIAL WITHDRAWALS.
     o You can surrender the Policy in full at any time for its Cash Surrender Value, or, within limits, withdraw part of the Account Value. Applicable charges are shown in the CHARGES section.
     o Restrictions include that we may defer payments from the Fixed Account for up to six months.

LOANS.
     o    You may borrow a limited amount of the Policy Cash Surrender Value.
     o    Interest accrues on outstanding loan amounts.
     o After five Policy Years, a lower interest rate may be available for a portion of your Policy debt.

POLICY RIDERS.
     When you applied for the Policy, you had the opportunity to request any optional supplementary benefit riders that we made available. Charges for most riders are deducted monthly from the Account Value. (See the CHARGES section.) Availability of riders varies from state to state.

INVESTMENT  OPTIONS.
     You may allocate Policy premium and value among several different variable investment options where you can gain or lose money on your investment, or to a fixed rate option where we guarantee you will earn a fixed rate of interest.
     o Variable investment option allocations are invested in Subaccounts of the Separate Account, which in turn invest in corresponding underlying portfolios.
     o Fixed Account allocations are invested in our general account and we guarantee a fixed rate of interest.
     o You may transfer Account Value between investment options, subject to limits.
     o Dollar cost averaging, portfolio rebalancing and earnings sweep systematic investment programs are available.
     Variable investment option returns vary, depending upon the investment results of the underlying portfolios. The investment options cover a broad spectrum of investment styles and strategies. Although the portfolios that underlie the Subaccounts operate like publicly traded mutual funds, there are important differences. You can transfer money from one investment account to another without tax liability. Also, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio's value and create no taxable event for you. If and when Policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains.

 Information about the risks of each variable investment option is contained in the portfolio prospectus for each option. You may obtain a copy from us.

POLICY RISKS

     Your Policy value and death benefit will increase or decrease as a result of the investment experience of your Policy. Even if you pay Planned Periodic Premiums, your Policy could lapse if the Policy value is not enough to pay the Policy's charges. Your Policy's death benefit will never be less than the then current face amount of insurance coverage less any outstanding loans and loan interest, and less any due but unpaid Policy charges. The Policy remains in force until surrendered for its Cash Surrender Value, or all proceeds have been paid as a death benefit, or until it lapses because the Cash Surrender Value is insufficient to keep the Policy in force.

SUITABILITY, INVESTMENT RISKS, AND UNDERLYING PORTFOLIO RISKS.
     THE POLICY IS UNSUITABLE FOR SHORT-TERM SAVINGS OR SHORT-TERM LIFE INSURANCE NEEDS. You should evaluate the Policy's long-term investment potential and risks before purchasing a Policy. You should purchase a Policy only if you have the financial capability and the intent to keep the Policy in force for a substantial period of time.

     Your Account Value (and in some circumstances your death benefit) will fluctuate with changes in interest rates and performance of the underlying portfolios. You assume the risk that your Account Value may decline or not perform to your expectations. Each underlying portfolio has various investment risks and some have greater risks than others.

ALLOCATOR 2000 VUL                    -4-

     As mentioned above, the investment performance of any investment option may be good or bad. Your Policy value will rise or fall based on the investment performance of the underlying portfolios of the Subaccounts you select. The fund prospectuses for this Policy prospectus provide comprehensive discussion of the risks of each underlying portfolio. There is no assurance that any underlying portfolio will meet its objectives.

LAPSE RISKS.
     If the Cash Surrender Value is not sufficient to pay charges when due, your Policy can terminate, or "lapse." This can happen if you have not paid enough premiums or if the investment options you selected experienced poor performance or because of a combination of both factors. You will be given a "grace period" within which to make additional premium payments to keep the Policy from lapsing. Even if the Policy does lapse, you may be given the opportunity to reinstate the Policy by making the required premium payments and satisfying certain other conditions.

     Since partial withdrawals reduce your Account Value, partial withdrawals increase the risk of lapse. Policy debt (loans) also increases the risk of lapse.

LIMITATIONS ON ACCESS.
     As mentioned above, partial withdrawals may have certain limits and restrictions. As well, loans, partial withdrawals and surrenders may be subject to income tax and penalty tax. Policy loans and partial withdrawals will decrease death benefit protection and may cause the Policy to lapse, in which case you would have no coverage. Even if you pay Planned Periodic Premiums, your Policy could lapse if the Cash Surrender Value is not enough to pay the monthly deductions.

TRANSFER RISKS.
     There is a risk that you will not be able to transfer your Account Value from one investment option to another because of limits on the dollar amount or frequency of transfers you can make. Limitations on transfers out of the Fixed Account are more restrictive than those that apply to transfers out of the Subaccounts.

EARLY  SURRENDER  RISKS.
     Depending on the Account Value at the time you are considering surrender, there may be little or no Cash Surrender Value payable to you.

MARKET  TIMING  RISKS.
     Investments in variable life insurance products can be a prime target for abusive transfer activity because these products value their Subaccounts on a daily basis and allow transfers among Subaccounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Subaccounts in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a Subaccount can be harmed by frequent transfer activity since such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio's investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

     To discourage disruptive frequent trading activity, we impose restrictions on transfers (See the DISRUPTIVE TRADING PROCEDURES section.) and reserve the right to change, suspend or terminate telephone, facsimile and Internet transaction privileges (See the TRANSFERS section.). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain Subaccounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

     While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

ALLOCATOR 2000 VUL                    -5-

TAX RISKS.
     Death benefits for individually owned life insurance generally are not subject to income tax. Other federal and state taxes may apply. In general, you will be taxed on the amount of a distribution if it exceeds the investment in the Policy (premiums paid). Any taxable distributions are treated as ordinary income (rather than as capital gains) for tax purposes.

     In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the "Code"), your Policy must comply with certain requirements of the Code. We will monitor your Policy for compliance with these requirements, but a Policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your Policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the Policy's death benefit. If the limit is violated, the Policy will be treated as a "modified endowment contract," which can have adverse tax consequences. (See the TAX MATTERS section.) There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your Policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

     There is a tax risk associated with Policy debt. Although no part of a loan is treated as income to you when the loan is made (unless your Policy is a "modified endowment contract"), surrender or lapse of the Policy could result in the loan being treated as a distribution at the time of lapse or surrender. This could result in considerable taxable income. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, they might find they have to pay additional premium to keep their policy from lapsing and to avoid a significant tax burden if the policy should lapse.

     Tax consequences of ownership or receipt of Policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each Owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of Policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the Policy and before exercising certain rights under the Policy.

ALLOCATOR 2000 VUL                    -6-

[ ] POLICY OPERATION AND FEATURES

PREMIUMS.
o Premium is used to create Policy value to cover Policy charges and to generate investment earnings.

CHARGES DEDUCTED FROM PREMIUM.
o    Percentage of Premium Charge: currently 2.25%.

CHARGES DEDUCTED FROM ASSETS.
(See CHARGES section on the next pages.)

INVESTMENT OPTIONS.
o Variable investment option allocations are invested in Subaccounts of the Separate Account, which in turn invest in corresponding underlying portfolios. Fixed Account allocations are invested in our general account and we guarantee a fixed rate of interest.

o You may transfer between investments, subject to limits. Dollar cost averaging, portfolio rebalancing and earnings sweep investment programs are available.

LOANS.
o You may borrow a limited amount of Policy value. Each loan must be at least $1,000. Interest accrues on outstanding loan amounts.

SURRENDERS.

o You can surrender the Policy in full at any time for its Cash Surrender Value, or, within limits, withdraw part of the Policy value. Applicable charges are shown in the CHARGES section.

MATURITY DATE.
o    Policy Anniversary next following the insured's 95th birthday.

DEATH BENEFIT.
o    Two death benefit options are available:
     Option A: essentially a level death benefit that includes total Policy value within the face amount; or Option B: pays the total Policy value in addition to the face amount. Death Benefit proceeds are reduced by any Policy loan balance, unpaid loan interest, and any monthly deductions due but unpaid at death.
     See the POLICY DISTRIBUTIONS: DEATH BENEFIT section for details.

SETTLEMENT INCOME.
o Amounts surrendered or death benefit proceeds can be paid out under several different payment options.


CHARGES (some charges are rounded)
--------------------------------------------------------------------------------

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you pay a premium, surrender the Policy or make a partial withdrawal.

ALLOCATOR 2000 VUL                    -7-

-------------------------------------------------------------------------------------------------------
TRANSACTION CHARGES                             WHEN DEDUCTED                    CHARGE
------------------------------------------ ---------------------- -------------------------------------
PREMIUM EXPENSE CHARGE                     When each premium is   2.25% of each premium payment
                                           paid.
------------------------------------------ ---------------------- -------------------------------------
SURRENDER CHARGE (% multiplied times                              Year 1-7: 30% of each premium payment
(i) premiums paid for the initial face                            Year 8:   20% of each premium payment
amount up to Target Premium, plus (ii)     Upon full surrender    Year 9:   10% of each premium payment
the Target Premium for any subsequent      of the Policy.         Year 10+:  0% of each premium payment
increases in face amount.  Applicable
period begins at Policy issue for initial
face amount, and on date of any increase
as to that increase.)
------------------------------------------ ---------------------- -------------------------------------
  PARTIAL WITHDRAWAL CHARGE                As long as full        Greater of (i) 8% of withdrawal
                                           surrender charges      amount or amount of increase in face
                                           apply to the Policy,   amount, or (ii) $25, but in no event
                                           upon each partial      greater than the then applicable
                                           withdrawal made.       Surrender Charge.
------------------------------------------ ---------------------- -------------------------------------

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy to equal the annualized charges shown, not including Subaccount portfolio operating fees and expenses.

-------------------------------------------------------------------------------------------------------
PERIODIC CHARGES
(other than subaccount portfolio operating      WHEN DEDUCTED                    CHARGE
expenses)                                                                     (ANNUALIZED)
------------------------------------------ ---------------------- -------------------------------------
DAILY DEDUCTION FROM SEPARATE ACCOUNT ASSETS  (to equal the annual % shown)
-------------------------------------------------------------------------------------------------------
RISK CHARGE (for mortality and expense                            Policy Years 1-15:  0.90%
risk)                                               Daily         Policy Years 16+:   0.45%
------------------------------------------ ---------------------- -------------------------------------
MONTHLY DEDUCTIONS FROM POLICY VALUE
     Several of the charges below vary based on individual characteristics. The cost shown for these charges may not be representative of the charge you will pay.
-------------------------------------------------------------------------------------------------------
                                                                  Varies(1)
BASE POLICY COST OF INSURANCE (Rate is a           Monthly        Minimum             0.13%
% of the net amount of insurance                                  Maximum             8.33%
coverage at risk)                                                 Example(2,3)        0.22%
------------------------------------------ ---------------------- -------------------------------------
ADMINISTRATIVE CHARGE                              Monthly        Policy Year 1   $324
                                                                  Policy Year 2+  $ 96
------------------------------------------ ---------------------- -------------------------------------
COST OF OPTIONAL FEATURES
------------------------------------------ ---------------------- -------------------------------------
  Total Disability Rider (Rate is a % of           Monthly        Varies(4)
  the monthly benefit amount.)                                    Minimum             48%
                                                                  Maximum            144%
                                                                  Example(2)          72%
------------------------------------------ ---------------------- -------------------------------------

  Level Renewable Term Rider(Rate is a %           Monthly        Varies(5)
  of the face amount of rider coverage.)                          Minimum             0.04%
                                                                  Maximum           100.00%
                                                                  Example(2,3)        0.16%
------------------------------------------ ---------------------- -------------------------------------
  Children's Insurance Rider (Rate is a %
  of the face amount of rider coverage.)           Monthly                            0.36%
------------------------------------------ ---------------------- -------------------------------------
  Other Insured Rider (Rate is a % of the          Monthly        Varies(6)
  face amount of rider coverage.)                                 Minimum             0.01%
                                                                  Maximum             8.33%
                                                                  Example(2,3)        0.22%
------------------------------------------ ---------------------- -------------------------------------
  Guaranteed Insurability Rider (Rate is a         Monthly        Varies(4)
  % of the base Policy face amount.)                              Minimum             0.07%
                                                                  Maximum             0.20%
                                                                  Example(7)          0.15%
------------------------------------------ ---------------------- -------------------------------------
  Accidental Death Benefit Rider(Rate is a         Monthly        Varies(1)
  % of the face amount of rider coverage.)                        Minimum             0.08%
                                                                  Maximum             0.25%
                                                                  Example(2,3)        0.09%
------------------------------------------ ---------------------- -------------------------------------
  Accelerated Death Benefit Rider (This
  rider pays an accelerated benefit if the          N/A                         NONE
  insured is terminally ill.)
------------------------------------------ ---------------------- -------------------------------------

ALLOCATOR 2000 VUL                    -8-

--------------------------------------------------------------------------------
Footnotes to Monthly Deductions from Policy Value, above:
     (1) Rate varies by insured's sex, issue age, risk class, face amount, and the length of time the Policy has been in force.
     (2) "Example" charges assume an insured who is male, issue age 45, preferred risk class, and $250,000 face amount.
     (3)  "Example" charges assume Policy is in its first Policy Year.
     (4) Rate varies by insured's sex and issue age at the time the rider is added to the Policy.
     (5)  Rate varies by insured's sex, attained age, and risk class.
     (6) Rate varies by insured's sex, and age and risk class at the time the rider is added to the Policy, face amount, and the length of time the rider has been in force.
     (7) "Example" charges assume an insured who is age 25 when the rider is added to the Policy.
------------------------------------------------------------------------------

     We currently do not assess a separate charge against our Separate Account or Fixed Account for any income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any income tax liability, or if tax treatment of our Company changes.

     The next table describes interest rates charged on amounts borrowed from the Policy, as of December 31, 2009.
--------------------------------------------------------------------------------
INTEREST CHARGED ON LOANS                  Guaranteed             Current
                                            Maximum*              Charge*
-------------------------------------- ------------------- ---------------------
LOAN ACCOUNT  (effective annual rates)
     REGULAR LOANS                         6.45%                    6.45%
     REDUCED RATE LOANS                    4.50%                    4.50%
     (available only after the 5th
     Policy Year)
--------------------------------------------------------------------------------
* We also credit an interest rate with an effective annual yield of 4.5% to any amount in the Loan Account.

[ ]  PORTFOLIO COMPANY OPERATING EXPENSES

     The next table shows the minimum and maximum total operating expenses charged by the portfolio companies as of December 31, 2009, before and after any waivers or reductions, that you may pay periodically during the time that you own the contract. More detail concerning each portfolio company's fees and expenses is contained in the prospectus for each portfolio company.
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO COMPANY
OPERATING EXPENSES
  Expenses that are deducted from
  portfolio company assets, including
  management fees, distribution and/or       MINIMUM              MAXIMUM
  service (12b-1) fees, and other
  expenses
-------------------------------------- ------------------- ---------------------
Before any Waivers and Reductions             0.34% (1)            1.27% (2)
-------------------------------------- ------------------- ---------------------
After any Waivers and Reductions              0.34% (1)            1.27% (2)
-------------------------------------- ------------------- ---------------------
     (1)  DWS Investment VIT Funds Equity 500 Index Portfolio
     (2)  Neuberger Berman AMT Growth Portfolio

ALLOCATOR 2000 VUL                    -9-

ALLOCATOR 2000 VUL                    -10-

CHARGES EXPLAINED
--------------------------------------------------------------------------------
The following repeats and adds to information provided in the CHARGES section. Please review both prospectus sections for information on charges. For those Policies issued on a unisex basis in certain states or in certain cases, sex-distinct rates do not apply. Except as otherwise stated, charges are deducted pro-rata from your selected Subaccount and Fixed Account investment options; for such charges, you may instead designate the investment options from which all such charges are to be paid.

[ ]  TRANSACTION CHARGES

o    PREMIUM EXPENSE CHARGE
     We deduct 2.25% of each Policy premium payment we receive as a Premium Expense Charge. This charge partially offsets premium taxes imposed by some States and local governments and federal taxes on certain capitalized acquisition expenses. We do not expect to profit from this charge.

o    SURRENDER CHARGE
     Upon a full surrender from your Policy, we deduct a surrender charge. The charge is determined by multiplying a full surrender charge factor by (1) the actual premiums paid for the initial face amount up to Target Premium, and (2) the Target Premium for any subsequent increases in face amount, then by adding those two results. The applicable factor is measured from the Policy issue date as to the initial face amount and from the date of any increase as to that increase. For example, for a Policy with an initial specified amount ("face amount") of $250,000 coverage, increased by $100,000 at the beginning of the sixth Policy Year, surrendered in Policy Year 10, and where the target premium for the increase is $1,661, the amount of the total surrender charge would be $498.30. There is no surrender charge applicable to the initial specified amount beginning on the tenth Policy Year, and the amount of the surrender charge on the increase is 30%x $1,661 = $498.30.

                                        Year
                             -------------------------------
                               1-7      8       9      10+
---------------------------- ------- ------- ------- -------
Full Surrender Charge Factor     30%     20%     10%     0%
---------------------------- ------- ------- ------- -------

o    PARTIAL WITHDRAWAL CHARGE
     During the period that a full surrender charge is applicable to your Policy, upon a partial surrender (or "partial withdrawal") from your Policy, we deduct a charge that is the greater of (i) 8% of the amount withdrawn, or (ii) $25, but in no event greater than the then applicable full surrender charge. This fee will be deducted from the investment options and in the same allocation as your partial withdrawal allocation instruction; if that is not possible (due to insufficient value in one of the investment options you elect) or you have not given such instructions, we will deduct this fee on a pro-rata basis from balances in all Subaccounts and the Fixed Account. Taxes and tax penalties may apply.

[ ]  PERIODIC CHARGES: DAILY DEDUCTION FROM SEPARATE ACCOUNT ASSETS

     The following charges are applied daily to Separate Account assets in determining the daily Accumulation Unit value of each Subaccount.

o    RISK CHARGE
     The Risk Charge is for the mortality risks we assume - that the insured may live for a shorter period of time than we estimate, and also compensates us for the Policy expense risks we assume. In Policy Years 1-15, this charge is equal to an annual charge of 0.90% of the assets in the Separate Account. Beginning in the 16th Policy Year, this charge is reduced to 0.45% annually. If this charge exceeds our actual costs to cover these risks, the excess goes to our general account. Conversely, if this charge is not enough, we bear the additional expense, not you. We expect a profit from this charge.

ALLOCATOR 2000 VUL                    -11-

[ ]  PERIODIC CHARGES: MONTHLY DEDUCTIONS FROM POLICY VALUE
     The following charges are deducted from Policy value on each Policy Month date.

o     COST OF INSURANCE CHARGE

     The cost of insurance charge is for providing insurance protection under the Policy. Because the cost of insurance charge depends upon several variables, the cost for each Policy Month can vary from month to month. The cost of insurance rate for the initial face amount of insurance coverage varies by the insured's sex, issue age, risk class, face amount, and the length of time the Policy has been in force. The cost of insurance rate for an increase in face amount varies by the insured's sex, age and risk class at the time of the increase, face amount, and the length of time the Policy has been in force since the increase. We reserve the right to change cost of insurance rates so long as they do not exceed the maximum charges shown in the CHARGES section of this prospectus. Changes will equally apply to similarly situated Policy owners and be based on changes in future expectations of factors such as investment earnings, mortality, persistency, and expenses. We expect a profit from this charge.

     The cost of insurance rate per $1,000 of net amount at risk cannot exceed the guaranteed cost of insurance rate that is set forth in the Policy. The maximum cost of insurance each month can be determined by using the guaranteed cost of insurance rate in the following formula:

The Cost of Insurance each month equals:
     - The "Net Amount at Risk" for the month; multiplied by
     - The cost of insurance rate per $1,000 of net amount at risk;
       divided by
     - $1,000.

The Net Amount at Risk in any month equals:
     - The death benefit on the Policy Month date, discounted at the guaranteed rate of interest for the Fixed Account for one month; minus
     - The Policy value on the Policy Month date after deducting the charge for any optional features selected and the administrative charges but not the cost of insurance charge.

o    ADMINISTRATIVE CHARGE
     The administrative charge partially compensates us for our costs in issuing and administering the Policy and operating the Separate Account. We do not anticipate making a profit from this charge.

     The ADMINISTRATIVE CHARGE is $27 per month in Policy Year 1 and $8 per month in Policy Year 2 and thereafter.

o    COST OF OPTIONAL FEATURES
     The cost for any optional features you select (sometimes called Policy "Riders") is also deducted monthly from Policy value. See the CHARGES section for information about the costs of these features, and refer to the Optional Features provision of this prospectus for descriptions of these features. Optional features may not be available in all states.

o    INTEREST CHARGED ON LOANS
     If you borrow from your Account Value, interest accrues on outstanding loan amounts. After five Policy Years, a lower interest rate may be available for a portion of your Policy debt. See the POLICY LOANS section for more information on applicable interest rates.

o    PORTFOLIO CHARGES
     Each Subaccount's underlying portfolio has investment advisory expenses. These expenses, as of the end of each portfolio's last fiscal year, are described in each fund's prospectus. A portfolio's charges and expenses are not deducted from your Policy value. Instead, they are reflected in the daily value of portfolio shares which, in turn, will affect the daily Accumulation Unit value of the Subaccounts. These charges and expenses help to pay the portfolio's investment adviser and operating expenses.

ALLOCATOR 2000 VUL                    -12-

INVESTMENT OPTIONS
--------------------------------------------------------------------------------

THE VALUE OF YOUR POLICY WILL INCREASE OR DECREASE BASED ON THE INVESTMENT PERFORMANCE OF THE VARIABLE INVESTMENT OPTIONS YOU CHOOSE. The investment results of each variable investment option are likely to differ significantly, and vary over time. They do not earn a fixed interest rate. Please consider carefully, and on a continuing basis, which investment options best suit your long-term investment objectives and risk tolerance.

     We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options - each chosen for its potential to meet specific investment objectives.

     You may allocate all or a part of your premiums among the Separate Account variable investment options ("Subaccounts") or the Fixed Account fixed interest rate option. Allocations must be in whole percentages and total 100%. The Subaccounts, which invest in underlying portfolios, are listed and described in this section of this prospectus.

[ ]  SEPARATE ACCOUNT VARIABLE INVESTMENT OPTIONS

        THE UNDERLYING PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS, AND ARE NOT THE SAME AS OTHER PUBLICLY TRADED MUTUAL FUNDS WITH VERY SIMILAR NAMES. The portfolios are only available as separate account investment options in life insurance or variable annuity policies issued by insurance companies, or through participation in certain qualified pension or retirement plans.
        Even if the investment options and policies of some underlying portfolios available under the Policy may be very similar to the investment objectives and policies of publicly traded mutual funds that may be managed by the same investment adviser, the investment performance and results of the portfolios available under the Policy may vary significantly from the investment results of such other publicly traded mutual funds.
        You should read the prospectuses for the underlying portfolios together with this prospectus for more information.

     The Separate Account provides you with variable investment options in the form of underlying portfolio investments. Each underlying portfolio is an open-end investment management company. When you allocate investments to an underlying portfolio, those investments are placed in a Subaccount of the Separate Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Policy value of your Policy depends directly on the investment performance of the portfolios that you select.

     The Separate Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or Ameritas. Under Nebraska law, we own the Separate Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Separate Account. Any and all distributions made by the underlying portfolios, with respect to the shares held by the Separate Account, will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the variable investment options' underlying portfolios. We do not make any representations about their future performance.

 You bear the risk that the variable investment options you select may fail to meet their objectives, that they could decrease in value, and that you could lose principal.

     Each Subaccount underlying portfolio operates as a separate variable investment option, and the income or losses of one generally has no effect on the investment performance of any other. Complete descriptions of each variable investment option's investment objectives and restrictions and other material information related to an investment in the variable investment option are contained in the prospectuses for each of the underlying portfolios which accompany this prospectus.

     The Subaccount underlying portfolios listed below are designed primarily as investments for variable annuity and variable life insurance policies issued by insurance companies. They are not publicly traded mutual funds available for direct purchase by you. THERE IS NO ASSURANCE THE INVESTMENT OBJECTIVES WILL BE MET.

     This information is just a summary for each underlying portfolio. You should read the series fund prospectus for an underlying portfolio accompanying this prospectus for more information about that portfolio, including detailed information about the portfolio's fees and expenses, investment strategy and investment objectives, restrictions, and potential risks. To get a copy of any portfolio prospectus, contact your representative or us as shown on page 2 or the last page of this prospectus.

ALLOCATOR 2000 VUL                    -13-

ALLOCATOR 2000 VUL                    -14-

-------------------------------------------------------------------------------------------------------
          FUND NAME                                                   INVESTMENT ADVISER
PORTFOLIO NAME - SUBADVISER(S)                          PORTFOLIO TYPE / SUMMARY OF INVESTMENT STRATEGY
------------------------------------------------------- -----------------------------------------------
                 THE ALGER PORTFOLIOS                               FRED ALGER MANAGEMENT, INC.
------------------------------------------------------- -----------------------------------------------
Alger Large Cap Growth Portfolio, Class I-2             Long-term capital appreciation.
------------------------------------------------------- -----------------------------------------------
Alger Mid Cap Growth Portfolio, Class I-2               Long-term capital appreciation.
------------------------------------------------------- -----------------------------------------------
            CALVERT VARIABLE PRODUCTS, INC.*                CALVERT ASSET MANAGEMENT COMPANY, INC.
------------------------------------------------------- -----------------------------------------------
Calvert VP EAFE International Index Portfolio - World   Index:  MSCI EAFE Index.
Asset Management, Inc.
(Summit EAFE International Index Portfolio prior to
5/1/10)
------------------------------------------------------- -----------------------------------------------
            CALVERT VARIABLE SERIES, INC.*                  CALVERT ASSET MANAGEMENT COMPANY, INC.
------------------------------------------------------- -----------------------------------------------
Calvert VP Money Market Portfolio - No Subadviser       Money market: current income.
(Ameritas Money Market Portfolio prior to 5/1/10)
------------------------------------------------------- -----------------------------------------------
Calvert VP SRI Balanced Portfolio - Equity Portion:     Income and capital growth.
New Amsterdam Partners LLC; Fixed Income Portion: No
Subadviser (CVS Calvert Social Balanced Portfolio prior
to 5/1/10)
------------------------------------------------------- -----------------------------------------------
              DWS INVESTMENTS VIT FUNDS                   DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
------------------------------------------------------- -----------------------------------------------
DWS Equity 500 Index VIP Portfolio, Class A             Index:  S&P 500 Index.
------------------------------------------------------- -----------------------------------------------
DWS Small Cap Index VIP Portfolio, Class A              Index:  Russell 2000 Index.
------------------------------------------------------- -----------------------------------------------
       FIDELITY(R) VARIABLE INSURANCE PRODUCTS               FIDELITY MANAGEMENT & RESEARCH COMPANY
------------------------------------------------------- -----------------------------------------------
Fidelity(R) VIP Contrafund (R) Portfolio, Service Class Long-term capital appreciation.
2 (1,2,3)
------------------------------------------------------- -----------------------------------------------
Fidelity(R) VIP Equity-Income Portfolio, Service Class  Index:  S&P 500 Index.
2 (1,2,3)
------------------------------------------------------- -----------------------------------------------
Fidelity(R) VIP High Income Portfolio, Service Class 2  Income and growth.
(1,2)
------------------------------------------------------- -----------------------------------------------
     - Subadvisers: (1)Fidelity Research & Analysis Company, Fidelity International Investment Advisors,
     Fidelity International Investment Advisors (U.K.) Limited; (2) FMR Co., Inc., Fidelity Investments
     Japan Limited; and (3) Fidelity Management & Research (U.K.) Inc.
------------------------------------------------------- -----------------------------------------------
  FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST         TEMPLETON INVESTMENT COUNSEL, LLC
------------------------------------------------------- -----------------------------------------------
Templeton Foreign Securities Fund, Class 2              Long-term capital growth.
------------------------------------------------------- -----------------------------------------------
      NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST               NEUBERGER BERMAN MANAGEMENT LLC
------------------------------------------------------- -----------------------------------------------
Neuberger Berman AMT Growth Portfolio, Class I          Growth of capital.
------------------------------------------------------- -----------------------------------------------
Neuberger Berman AMT Short Duration Bond Portfolio,     Bond: income; total return is secondary.
Class I
------------------------------------------------------- -----------------------------------------------
Neuberger Berman AMT Partners Portfolio, Class I        Capital growth.
------------------------------------------------------- -----------------------------------------------
         OPPENHEIMER VARIABLE ACCOUNT FUNDS                         OPPENHEIMERFUNDS, INC.
------------------------------------------------------- -----------------------------------------------
Oppenheimer Capital Appreciation Fund/VA, Non-Service   Capital appreciation.
Shares
------------------------------------------------------- -----------------------------------------------
Oppenheimer High Income Fund/VA, Non-Service Shares     Current income.
------------------------------------------------------- -----------------------------------------------
Oppenheimer Main Street  Fund/VA, Non-Service Shares    Total return.
------------------------------------------------------- -----------------------------------------------
Oppenheimer MidCap Fund/VA, Non-Service Shares          Long-term growth.
------------------------------------------------------- -----------------------------------------------
Oppenheimer Strategic Bond Fund/VA, Non-Service Shares  Current income.
------------------------------------------------------- -----------------------------------------------
          VAN ECK WORLDWIDE INSURANCE TRUST                     VAN ECK ASSOCIATES CORPORATION
------------------------------------------------------- -----------------------------------------------
Van Eck Worldwide Hard Assets Fund, Initial Class       Specialty.
------------------------------------------------------- -----------------------------------------------

* These funds are part of, and their investment adviser is an indirect subsidiary of the UNIFI Mutual Holding Company, the ultimate parent of Ameritas. Also, Calvert Distributors, Inc., an indirect subsidiary of UNIFI, is the underwriter for these funds.

o    ADDING, DELETING, OR SUBSTITUTING VARIABLE INVESTMENT OPTIONS

     We do not control the Subaccounts' underlying portfolios, so we cannot guarantee that any of the portfolios will always be available.

     We retain the right to change the investments of the Separate Account, and to eliminate the shares of any Subaccount's underlying portfolio and substitute shares of another series fund portfolio if the shares of an underlying portfolio are no longer available for investment or if, in our judgment, investment in the portfolio would be inappropriate in view of the purposes of the Separate Account. We may add new Separate Account underlying

ALLOCATOR 2000 VUL                    -15-
portfolios, or eliminate existing underlying portfolios, when, in our sole discretion, conditions warrant a change. In all of these situations, we will receive any necessary SEC and state approval before making any such change.

     Our Separate Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Separate Account to other accounts. Where permitted by applicable law, we reserve the right to remove, combine or add Subaccounts. Subaccounts may be closed to new or subsequent transfers or allocations. We will receive any necessary SEC and state approval before making any of these changes.

     We will notify you of any changes to the variable investment options.

o    RESOLVING MATERIAL CONFlICTS - UNDERLYING INVESTMENT INTERESTS
     In addition to serving as underlying portfolios to the Subaccounts, the portfolios are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts. We do not currently foresee any disadvantages to you resulting from the fund companies selling portfolio shares to fund other products. However, there is a possibility that a material conflict of interest may arise between Policy Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the portfolios. Shares of some of the portfolios may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps to resolve the matter, including removing that portfolio as an underlying investment option of the Separate Account. The Board of Directors of each fund company will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the portfolios for more information. (Also see the TRANSFERS section, OMNIBUS ORDERS.)

o    VOTING RIGHTS
     As a Policy Owner, you may have voting rights in the portfolios whose shares underlie the Subaccounts in which you invest. You will receive proxy material, reports, and other materials relating to each underlying portfolio in which you have voting rights.

     If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote those shares in the same proportions as we vote the shares for which we have received instructions from other Policy owners. We will vote shares that we hold in the same proportions as we vote the shares for which we receive instructions from other Policy owners. It is possible that a small number of Policy owners can determine the outcome of a voting proposal. The underlying portfolios may not hold routine annual shareholder meetings.

[ ]  FIXED ACCOUNT INVESTMENT OPTION

     There is one fixed interest rate option ("Fixed Account@), where we bear the investment risk. We guarantee that you will earn a minimum interest rate that will yield at least 4.5% per year, compounded annually. We may declare a higher current interest rate. However, you bear the risk that we will not credit more interest than will yield the minimum guaranteed rate per year for the life of the Policy. We have sole discretion over how assets allocated to the Fixed Account are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. Assets in the Fixed Account are subject to claims by creditors of the company. The focus of this prospectus is to disclose the Separate Account aspects of the Policy.

All amounts allocated to the Fixed Account become assets of our general account. Interest in the general account has not been registered with the SEC and is not subject to SEC regulation. Therefore, SEC staff have not reviewed the Fixed Account disclosures in this prospectus.

ALLOCATOR 2000 VUL                    -16-

[ ]  TRANSFERS

     The Policy is designed for long-term investment. Excessive transfers such as those triggered by market timing services or other large or frequent transfers could harm other Policy owners by having a detrimental effect on investment portfolio management. Therefore, with notice to you, we reserve the right to reject any specific premium allocation or transfer request, if in the judgment of a Subaccount portfolio fund adviser, a Subaccount portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or if Policy owners would otherwise potentially be adversely affected.

     We consider any transfer of money out of a Subaccount within 60 days of a purchase to be evidence of possible market timing. We will not execute such a trade until we provide the underlying portfolio's investment adviser with information about it for an opportunity to evaluate the transfer pursuant to the investment adviser's own standards, as stated in the Subaccount's underlying portfolio prospectus. Ultimately the portfolio's investment adviser has the authority to make the determination whether or not to accept a transfer.

     Subject to restrictions during the "right to examine period", you may transfer Policy value from one Subaccount to another, from the Separate Account to the Fixed Account, or from the Fixed Account to any Subaccount, subject to these rules:

     TRANSFER RULES:
     o A transfer is considered any single request to move assets between one or more investment options.
     o We must receive notice of the transfer - either Written Notice, an authorized telephone transaction, or by Internet when available. Our Trading Unit facsimile number is 402-467-7923. Transfers will be processed on the Business Day they are received by our Trading Unit if received before close of the New York Stock Exchange (usually 3:00 p.m. Central Time). You must be available to receive a confirmation telephone call for any faxed transfer requests sent to us, or your trade may not be processed until it is confirmed.
     o    The transferred amount must be at least $250, or the entire
          Subaccount or Fixed Account value if it is less. (If the value remaining after a transfer will be less than $250 in a Subaccount or $100 in the Fixed Account, we will include that amount as part of the transfer.)
          - If the Dollar Cost Averaging systematic transfer program is used, then the minimum transfer amount out of a Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the value of the Fixed Account at the time the Dollar Cost Averaging program is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited.
          - The Portfolio Rebalancing and Earnings Sweep systematic transfer programs have no minimum transfer limits.
     o A transfer from the Fixed Account (except made pursuant to a systematic transfer program):
          -    may be delayed up to six months;
          -    is limited to a maximum:
               - during the first year, of 25% of the Fixed Account value on the date of the transfer;
               - during the second and subsequent years, of 25% of the Fixed Account value on the date of the last Policy Anniversary.
     o We reserve the right to limit transfers, or to modify transfer privileges, and we reserve the right to change the transfer rules at any time. We and our portfolio managers consider market timing strategies, programmed transfers or transfers that are large in relation to the total assets of an investment option's underlying portfolio as disruptive. See the DISRUPTIVE TRADING PROCEDURES section for information about how we will address disruptive activity. We may react to disruptive transfers by, among other things, restricting the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer service. We may also refuse to act on transfer instructions of an agent acting under a power of attorney or otherwise who is acting on behalf of one or more Owners. In making these determinations, we may consider the combined transfer activity of annuity contracts and life insurance policies that we believe are under common ownership, control or direction.
     o If the Policy value in any Subaccount falls below $100, we may transfer the remaining balance, without charge, proportionately to the remaining investment options you selected in your latest allocation instructions. We will notify you when such a transfer occurs. You may, within 60 days of the date of our notice, reallocate the amount transferred, without charge, to another investment option.
     o In the event you authorize telephone or Internet transfers, we are not liable for telephone or Internet instructions that we in good faith believe you authorized. We will employ reasonable procedures to confirm that instructions are genuine.

ALLOCATOR 2000 VUL                    -17-

     OMNIBUS ORDERS
     Purchase and redemption orders received by the portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the ability of the portfolios to apply their respective disruptive trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of portfolio shares, as well as the owners of all variable life insurance or variable annuity contracts, including ours, whose variable investment options correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order that we submit may reflect one or more transfer requests from Owners engaged in disruptive trading, the portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

[ ]  THIRD-PARTY SERVICES

     Where permitted and subject to our rules, we may accept your authorization to have a third party (such as your sales representative or someone else you name) exercise transfers or investment allocations on your behalf. Third-party transfers and allocations are subject to the same rules as all other transfers and allocations. You can make this election on the application or by sending us Written Notice on a form provided by us. Please note that any person or entity you authorize to make transfers or allocations on your behalf, including any investment advisory, asset allocation, money management or timing service, does so independently from any agency relationship they may have with us for the sale of the Policies. They are accountable to you alone for such transfers or allocations. We are not responsible for such transfers or allocations on your behalf, or recommendations to you, by such third-party services. You should be aware that charges charged by such third parties for their service are separate from and in addition to charges paid under the Policy.

[ ]  DISRUPTIVE TRADING PROCEDURES

     The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading, programmed transfers, or transfers that are large in relation to the total assets of a Subaccount's underlying portfolio can disrupt management of a Subaccount's underlying portfolio and raise expenses. This in turn can hurt performance of an affected Subaccount and therefore hurt your Policy's performance.

Organizations or individuals that use market timing investment strategies and make frequent or other disruptive transfers should not purchase the Policy, unless such transfers are limited to Subaccounts whose underlying portfolio prospectus specifically permits such transfers.

     Policy Owners should be aware that we are contractually obligated to provide Policy Owner transaction data relating to trading activities to the underlying funds on written request and, on receipt of written instructions from a fund, to restrict or prohibit further purchases of transfers by Policy Owners identified by an underlying fund as having engaged in transactions that violate the trading policies of the fund.

     We reserve the right to reject or restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions. We further reserve the right to impose restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners. Restrictions may include changing, suspending or terminating telephone, on-line and facsimile transfer privileges. We will enforce any Subaccount underlying portfolio manager's restrictions imposed upon transfers considered by the manager to be disruptive. Our disruptive trading procedures may vary from Subaccount to Subaccount, and may also vary due to differences in operational systems and contract provisions. However, any Subaccount restrictions will be uniformly applied.

     There is no assurance that the measures we take will be effective in preventing market timing or other excessive transfer activity. Our ability to detect and deter disruptive trading and to consistently apply our disruptive trading procedures may be limited by operational systems and technological limitations. Also, because other insurance companies and retirement plans may invest in Subaccount underlying portfolios, we cannot guarantee that Subaccount underlying portfolios will not suffer harm from disruptive trading within contracts issued by them.

     EXCESSIVE TRANSFERS
     We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we will consider, among other things:
     o    the total dollar amount being transferred;
     o    the number of transfers you make over a period of time;

ALLOCATOR 2000 VUL                    -18-

     o whether your transfers follow a pattern designed to take advantage of short term market fluctuations, particularly within certain Subaccount underlying portfolios;
     o whether your transfers are part of a group of transfers made by a third party on behalf of individual Policy Owners in the group; and
     o the investment objectives and/or size of the Subaccount underlying portfolio.

     THIRD PARTY TRADERS
     We reserve the right to restrict transfers by any firm or any other third party authorized to initiate transfers on behalf of multiple Policy Owners if we determine such third party trader is engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we may, among other things:
     o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or
     o reject the transfer or exchange instructions of individual Policy Owners who have executed transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

     We will notify affected Policy Owners before we limit transfers, modify transfer procedures or refuse to complete a transfer. Transfers made pursuant to participation in a dollar cost averaging, portfolio rebalancing, or earnings sweep program are not subject to these rules, nor are they subject to a transfer fee. See the sections of the prospectus describing those programs for the rules of each program.

     SYSTEMATIC TRANSFER PROGRAMS
     We offer several systematic transfer programs. We reserve the right to alter or eliminate any program upon thirty days advance written notice to you.

o    DOLLAR COST AVERAGING PROGRAM
     Dollar Cost Averaging allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from the Money Market Subaccount or the Fixed Account to any other Subaccount(s) or the Fixed Account. Requested percentages are converted to a dollar amount. You can begin Dollar Cost Averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time.

     DOLLAR COST AVERAGING RULES:
     o    There is no additional charge for the Dollar Cost Averaging program.
     o We must receive notice of your election and any changed instruction - either Written Notice, by telephone transaction instruction, or by Internet when available.
     o    Automatic transfers can only occur monthly.
     o The minimum transfer amount out of the Money Market Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the Fixed Account value at the time Dollar Cost Averaging is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
     o Dollar Cost Averaging program transfers cannot begin before the end of a Policy's "right to examine" period.
     o You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy Month Anniversary following the date the Policy's "right to examine" period ends.
     o You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the Money Market Subaccount or the Fixed Account is less than $100.
     o Dollar Cost Averaging is not available when the Portfolio Rebalancing program is elected.

o    PORTFOLIO REBALANCING PROGRAM
     The Portfolio Rebalancing program allows you to rebalance your Policy value among designated Subaccounts only as you instruct. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

     PORTFOLIO REBALANCING PROGRAM RULES:
     o    There is no additional charge for the Portfolio Rebalancing program.
     o    The Fixed Account is excluded from this program.
     o You must request the rebalancing program, give us your rebalancing instructions, or request to end this program either by Written Notice, by telephone transaction instruction, or by Internet when available.

ALLOCATOR 2000 VUL                    -19-

     o    You may have rebalancing occur quarterly, semi-annually or annually.
     o Portfolio Rebalancing is not available when the Dollar Cost Averaging program is elected.

o    EARNINGS SWEEP PROGRAM
     The Earnings Sweep program allows you to rebalance your Policy value by automatically allocating earnings from your Subaccounts among designated investment options (Subaccounts or the Fixed Account), either based on your original Policy allocation of premiums or pursuant to new allocation instructions. You may change your Earnings Sweep program instructions at any time. Any change will be effective when the next sweep occurs.

     EARNINGS SWEEP PROGRAM RULES:
     o    There is no additional charge for the Earnings Sweep program.
     o    The Fixed Account is included in this program.
     o You must request the Earnings Sweep program, give us your allocation instructions, or request to end this program either by Written Notice, by telephone transaction instruction, or by Internet when available.
     o You may have your Earnings Sweep quarterly, semi-annually or annually.

OTHER IMPORTANT POLICY INFORMATION
--------------------------------------------------------------------------------
[ ]  POLICY APPLICATION AND ISSUANCE

Replacing an existing life insurance policy is not always your best choice. Evaluate any replacement carefully.

     The insured must be no older than age 80 on the insured's birthday nearest to the Policy Date. To purchase a Policy, you must submit an application, at least the Minimum Initial Premium, and provide evidence of the proposed insured's insurability satisfactory to us. Before accepting an application, we conduct underwriting to determine insurability. We reserve the right to reject any application or premium. If we issue a Policy, insurance coverage will be effective as of the Policy Date.

     The minimum initial face amount of life insurance is $100,000.

o    PREMIUM REQUIREMENTS
     Your premium checks should be made payable to "Ameritas Life Insurance Corp." We may postpone crediting any payment made by check until the check has been honored by your bank. Payment by certified check, banker's draft, or cashier's check will be promptly applied. Under our electronic fund transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources.

     Minimum Initial Premium
     -----------------------
     o    Minimum premium necessary to initiate coverage under the Policy.

     Additional Premiums
     --------------------
     o Payment of additional premiums is flexible, but must be enough to cover Policy charges.
     o Planned Periodic Premiums may be paid annually, semi-annually, quarterly, or monthly. You may change your Planned Periodic Premium, subject to our approval. Because Policy value can fluctuate depending upon the performance of your selected variable investment options, payment of your Planned Periodic Premiums does not guarantee that your Policy will remain in force. Your Policy can lapse even if you pay all Planned Periodic Premiums on time.
     o If there is a Policy loan, you should identify any payment intended to reduce a loan as a loan repayment; otherwise it will be treated as a premium and added to Policy value.
     o Additional premiums are applied pursuant to your current allocation instructions, unless you give us different instructions by Written Notice or authorized telephone transaction when you make the payment.
     o We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the federal Internal Revenue Code.

o    CREDITING AND ALLOCATING PREMIUM
     Once your application is in good order, we will credit initial net premium to the Policy on the date the Policy is issued pursuant to your allocation instructions. All premiums are allocated to the Money Market Subaccount for 15 days after the date the Policy is issued to accommodate State "Right to Examine" rights under the Policy. Then, we will allocate your Policy value to the investment options according to your allocation instructions. Allocation to any investment option must be at least 5% of premium submitted. Percentage allocations

ALLOCATOR 2000 VUL                    -20-
must be in whole numbers. Policy value can only be allocated to up to 10 of the available variable investment options plus the Fixed Account. If a Policy is not issued, we will return your premium.

     Until your Policy is issued, premium payments received by us are held in our general account and are credited with interest at a rate we determine.

[ ]  POLICY VALUE

     On your Policy's date of issue, Policy value equals your initial net premium (premium less the Premium Expense Charge) less the Policy's first monthly deduction. On any Business Day thereafter, your total Policy value equals the sum of Policy value in the Separate Account variable investment options, the Fixed Account, and the Loan Account.

o    SEPARATE ACCOUNT VALUE
     Premiums or transfers allocated to Subaccounts are accounted for in Accumulation Units. The Policy value held in the Separate Account Subaccounts on any Business Day is determined by multiplying each Subaccount's Accumulation Unit value at the end of the prior Business Day by the Subaccount's net investment factor for the current Business Day.

     The net investment factor for a Subaccount is determined by dividing (a) by
(b), and then subtracting (c) from the result, where:
     (a) is:
          1. the net asset value of the underlying portfolio as of the end of the current Business Day plus any dividend or capital gain distribution declared and unpaid by the underlying portfolio during that Business Day; plus or minus
          2. any charge or credit during the current Business Day as a provision for taxes attributable to the operation or maintenance of that Subaccount.
     (b) is:
          1. the net asset value of the underlying portfolio as of the end of the previous Business Day; plus or minus
          2. any charge or credit during the previous Business Day as a provision for taxes attributable to the operation or maintenance of that Subaccount.
     (c) is the mortality and expense risk charge and the administration charge.

     We value the assets in each Subaccount at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

o    FIXED ACCOUNT VALUE
     The Policy value of the Fixed Account on any Business Day equals:
     (a) the Policy value of the Fixed Account at the end of the preceding Policy Month; plus
     (b) any net premiums credited to the Fixed Account since the end of the previous Policy Month; plus
     (c) any transfers from the Subaccounts credited to the Fixed Account since the end of the previous Policy Month; minus
     (d) any transfers and transfer fee from the Fixed Account to the Subaccounts since the end of the previous Policy Month; minus
     (e) any partial withdrawal and withdrawal charge taken from the Fixed Account since the end of the previous Policy Month; minus
     (f) the Fixed Account's share of any monthly deductions from Policy value; minus
     (g)  the Fixed Account's share of charges for any optional features; plus
     (h) interest credited on the Fixed Account balance since the end of the previous Policy Month.

o    LOAN ACCOUNT VALUE
     The value in the Loan Account on any Business Day equals:
     o amounts transferred to the Loan Account from the investment options (the Subaccounts and the Fixed Account); plus
     o    interest credited to the Loan Account; minus
     o amounts transferred from the Loan Account into the investment options.

ALLOCATOR 2000 VUL                    -21-

[ ]  MISSTATEMENT OF AGE OR SEX

     If the age or sex of the insured or any person insured by a Policy rider has been misstated on the application, the Policy death benefit and any additional benefits provided will be those which would be purchased by the most recent deduction for Policy charges and the cost of such additional benefits at the insured person's correct age or sex.

[ ]  SUICIDE

     We will pay the greater of any premiums received or Policy value, less any partial withdrawals and indebtedness, if the insured, while sane or insane, commits suicide within two years (one year in Colorado and North Dakota) after the date the Policy was issued (and in Missouri, the insured intended suicide at the time coverage was applied for). We will pay the greater of the monthly deductions for an increase in face amount of insurance coverage or Policy value attributable to such an increase if the insured, while sane or insane, commits suicide within two years (one year in Colorado and North Dakota) after the effective date of any increase (and in Missouri, the insured intended suicide at the time the increase was applied for). Optional feature riders to the Policy may have separate suicide provisions.

[ ]  INCONTESTABILITY

     We will not contest the validity of the Policy after it has been in force during the insured's lifetime for two years from the date the Policy was issued or for two years from the date of any reinstatement. We will not contest the validity of an increase in the face amount of insurance coverage after the Policy has been in force during the insured's lifetime for two years from the effective date of any increase. Any contest of an increase in the face amount of insurance coverage will be based on the application for that increase. Optional benefit riders to the Policy may have separate incontestability provisions.

[ ]  ASSIGNMENT

     You may assign your Policy. We will not be responsible for the validity of an assignment or the extent of interest assigned. We will not be liable for any payments we make or actions we take before we receive Written Notice of an assignment.

[ ]  TELEPHONE TRANSACTIONS

TELEPHONE TRANSACTIONS PERMITTED
o    Transfers among investment options.
o    Establish systematic transfer programs.
o    Change premium allocations.

HOW TO AUTHORIZE TELEPHONE TRANSACTIONS
o Upon your authorization on the Policy application or in Written Notice to us, you, your registered representative or a third person named by you may do telephone transactions on your behalf. You bear the risk of the accuracy of any designated person's instructions to us.

TELEPHONE TRANSACTION RULES
o Must be received by close of the New York Stock Exchange ("NYSE") (usually 3 p.m. Central Time); if later, the transaction will be processed the next day the NYSE is open.
o    Will be recorded for your protection.
o For security, you or your authorized designee must provide your Social Security number and/or other identification information.
o    May be discontinued at any time as to some or all Owners.

We are not liable for following telephone transaction instructions we reasonably believe to be genuine.

[ ]  LAPSE AND GRACE PERIOD

o    LAPSE

     Because Policy value can fluctuate depending upon the performance of your selected variable investment options, your Policy can lapse, even if you pay all Planned Periodic Premiums on time.

     This Policy will lapse with no value when Policy value is not enough to cover any due but unpaid charges and, where a Policy loan exists, any loan interest due. However, this Policy will not terminate during a grace period as long as sufficient premium is paid by the end of the grace period to prevent lapse.

          LAPSE OF THE POLICY MAY RESULT IN ADVERSE TAX CONSEQUENCES.
 SEE DISCUSSION AT TAX MATTERS, TAX TREATMENT OF LOANS AND OTHER DISTRIBUTIONS.

ALLOCATOR 2000 VUL                    -22-

o    GUARANTEED DEATH BENEFIT

     We guarantee the Policy will not lapse during its first five Policy Years so long as the Benchmark Premium, adjusted for partial withdrawals and outstanding loan and loan interest, is paid, even if the Cash Surrender Value is not enough to pay Policy charges due. This feature may be modified or not available in all states.

     If you meet the Guaranteed Death Benefit Premium requirements and the following rules, we further guarantee the Policy will not lapse before the later of the insured's age 65 or the end of the 10th Policy Year, even if the Cash Surrender Value is not enough to pay Policy charges due but unpaid.
     o If the Policy does lapse, the Guaranteed Death Benefit ends and is not reinstated even if the underlying Policy is reinstated after a grace period;
     o Increases in face amount of insurance will be reflected in the Guaranteed Death Benefit Premium requirement from the effective date of the change; and
     o Policy premiums paid to date, minus partial withdrawals since the Policy Date, and minus outstanding Policy loans and loan interest charged, must meet or exceed the cumulative Guaranteed Death Benefit Premium required to date.

o    GRACE PERIOD

     If your Policy lapses, we allow you a 61-day grace period to make a premium payment in order to continue the Policy. The grace period begins on the date we mail a notice of the premium necessary to keep this Policy in force. We will mail this notice to you at your current address on record with us and to any assignee on record. Insurance coverage continues during the grace period, but the Policy has no value for purposes of Policy loans, surrenders or transfers. If sufficient premium is not paid by the end of the grace period, the Policy will terminate without value as of the first day of the grace period. If the insured dies during the grace period, we will deduct Policy charges due but not paid from the death benefit proceeds payable.

[ ]  REINSTATEMENT

     If the Policy lapses because a grace period ended without a sufficient payment being made, you may reinstate it within five years of the date of lapse and before the maturity date. To reinstate, we must receive:
     o    Written application signed by you and the insured;
     o Evidence of the insured's insurability satisfactory to us, and the insurability of any insured covered under an optional benefit rider;
     o    Premium at least equal to the greater of:
          (1) An amount sufficient to bring the Cash Surrender Value after the first monthly deduction to an amount greater than zero; or
          (2)  Three times the current Policy Month's monthly deductions.
     o    Reinstatement of any outstanding Policy debt.

     The effective date of reinstatement will be the Policy Month date on or next following the date the reinstatement is approved.

     The face amount of the reinstated Policy may not exceed the face amount at the time of lapse. The Policy value on the effective date of reinstatement will equal the Policy value as of the beginning of the grace period that ended in termination of the Policy. The surrender charge at reinstatement, if any, will be based on the current Policy Year as if the Policy had never terminated.

     The Policy cannot be reinstated once it has been fully surrendered.

[ ]  DELAY OF PAYMENTS OR TRANSFERS

     We will usually pay any amounts from the Separate Account requested as a partial withdrawal or cash surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Separate Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

     We may defer payments of a full or partial surrender from the Fixed Account for up to six months from the date we receive your Written Notice requesting the surrender.

ALLOCATOR 2000 VUL                    -23-

[ ]  BENEFICIARY

     You may change your beneficiary by sending Written Notice to us, unless the named beneficiary is irrevocable. Once we record and acknowledge the change, it is effective as of the date you signed the Written Notice. The change will not apply to any payments made or other action taken by us before recording. If the named beneficiary is irrevocable, you may change the named beneficiary only by Written Notice signed by both you and the beneficiary. If more than one named beneficiary is designated, and you fail to specify their interest, they will share equally.

     If the named beneficiary dies before you, then your estate is the beneficiary until you name a new beneficiary.

     The interest of any beneficiary is subject to that of any assignee.

[ ]  POLICY CHANGES

     Any change to your Policy is only effective if on a form acceptable to us, and then only once it is received at our Service Center and recorded on our records. Information on how to contact us to determine what information is needed and where you can get various forms for Policy changes is shown on this prospectus' first two pages and last page.

[ ]  "FREE LOOK" RIGHTS

     Most States give you a limited period of time within which you can cancel your Policy, usually called a "right to examine" or "free look" period. The amount we will refund if you cancel during this period varies, but will always be at least the amount required by the State whose law governs your Policy.

[ ]  OPTIONAL FEATURES

     Subject to certain requirements, one or more of the following optional insurance benefits may be added to your Policy by rider. The cost of any optional insurance benefit will be deducted monthly from Policy value as stated in this prospectus' CHARGES section.

o    TOTAL DISABILITY RIDER

     This Rider provides that during periods of the insured's total disability, as defined in the Rider, we will pay benefits to the Policy Owner by paying some or all of the Policy premiums, and by waiving the charge for this Rider. The Owner chooses the benefit level at the issue of the Rider. There is an additional charge for this Rider.

o    LEVEL RENEWABLE TERM RIDER

     This Rider provides term insurance upon the insured's life in addition to the death benefit coverage under the Policy. There is an additional charge for this Rider.

o    CHILDREN'S INSURANCE RIDER

     This Rider provides term insurance upon the insured's children, as defined in the Rider. There is an additional charge for this Rider.

o    OTHER INSURED RIDER

     This Rider provides term insurance upon the life of any family member of the insured. There is an additional charge for this Rider.

o    GUARANTEED INSURABILITY RIDER

     This Rider provides that you can purchase additional insurance upon the insured at certain future dates without evidence of insurability. There is an additional charge for this Rider.

o    ACCIDENTAL DEATH BENEFIT RIDER

     This Rider provides additional insurance if the insured's death results from accidental bodily injury, as defined in the Rider. There is an additional charge for this Rider.

ALLOCATOR 2000 VUL                    -24-

o    ACCELERATED DEATH BENEFIT RIDER

          In those States that permit this benefit, this Rider allows a percentage of the death benefit to be paid to you if the insured suffers from a terminal illness or injury, as defined in the Rider. There is no charge for this Rider, but there are underwriting requirements.

[ ]  LEGAL PROCEEDINGS

     As of the date of this prospectus, there are no proceedings affecting the Separate Account, or that are material in relation to our total assets.

[ ]  HOW TO GET FINANCIAL STATEMENTS

     Our financial statements are included in a Statement of Additional Information ("SAI"). For information on how to obtain copies of these financial statements, at no charge, see the STATEMENT OF ADDITIONAL INFORMATION; REGISTRATION STATEMENT section on the Last Page of this prospectus.

[ ]  RULE 12H-7 EXEMPTION

     Ameritas relies on the exemption provided by Rule 12h-7 to file reports under the Securities Exchange Act of 1934.

[ ]  DISTRIBUTION OF THE POLICY

     Our underwriter and majority-owned subsidiary, Ameritas Investment Corp., enters into contracts with its own registered representatives to sell Policies and with various broker-dealers ("Distributors") to distribute Policies through their representatives. Total commission paid for the Policies and other information about distribution compensation can be found in this prospectus's Statement of Additional Information ("SAI"). Instructions to obtain an SAI are on the Last Page of this prospectus. It is also fair for you to ask a representative about the commission they earn for the sale of a Policy. Information about compensation we pay helps you determine whether a representative may have an incentive to recommend our product over another.

     In addition to regularly scheduled commission, which is indirectly paid for by certain Policy charges, distribution compensation can include periodic cash incentives paid based upon sales goals. We may enter into special compensation or reimbursement arrangements with certain broker-dealers for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. We may also pay other distribution expenses, marketing support allowances, conference sponsorship fees and production incentive bonuses. The list of broker-dealers to whom we pay conference sponsorship fees (typically ranging from $5,000 to $25,000) and marketing support allowances may change from time to time. In 2009, we paid no conference sponsorship fees. We paid marketing support allowances to certain agencies affiliated with Centralife Annuities Service, Inc., the minority owner (20%) of AIC. Any additional compensation is paid out of our own assets and will not result in any additional direct charge to you.

POLICY DISTRIBUTIONS
--------------------------------------------------------------------------------
     The principle purpose of the Policy is to provide a death benefit upon the insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or fully surrender it for its Cash Surrender Value. Tax penalties and surrender charges may apply to amounts taken out of your Policy.

[ ]  DEATH BENEFIT
     Upon the insured's death, we will pay to the Policy beneficiary:
     (a) the death benefit on the insured's life under the death benefit option in effect; plus
     (b) any additional life insurance proceeds provided by any optional benefit or rider; minus
     (c)  any outstanding Policy debt; minus
     (d) any due and unpaid Policy charges, including deductions for the month of death.

ALLOCATOR 2000 VUL                    -25-

     We will pay the death benefit after we receive Due Proof of Death of the insured's death and as soon thereafter as we have sufficient information about the beneficiary to make the payment. Death benefits may be paid pursuant to a payment option to the extent allowed by applicable law and any settlement agreement in effect at the insured's death. If neither you nor the beneficiary makes a payment option election within 60 days of our receipt of Due Proof of Death, we will issue a lump-sum payment to the beneficiary.

A death benefit is payable upon:
-   Your Policy being in force;
-   Our receipt of Due Proof of Death of the Insured;
-   Our receipt of sufficient beneficiary information to make the payment;  and
-   Your election of a payment option.
"DUE PROOF OF DEATH" is generally a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

o    DEATH BENEFIT OPTIONS
     You may choose one of two death benefit options. Option A is in effect unless you elect Option B. For the same specified amount and premium payments, Option B provides higher death benefit protection, higher cost of insurance charges, and lower Policy value than Option A. Generally, choose Option A if you want to build Policy value faster but aren't as concerned with continued growth of Policy death benefit, and Option B if you want your Policy death benefit to grow over time but aren't as concerned with growth of Policy value.

DEATH BENEFIT OPTION A
----------------------
     If you prefer to have favorable investment performance, if any, reflected in higher Policy value rather than increased insurance coverage, you should generally select Option A.
     Under Option A, the death benefit is the greater of:
     (a)  the face amount of insurance coverage on the insured's date of death;
          or
     (b) the Policy value on the date of death multiplied times the corridor percentage (see below).
DEATH BENEFIT OPTION B
----------------------
     If you prefer to have favorable investment performance, if any, reflected in increased insurance coverage rather than higher Policy value, you should generally select Option B.
     Under Option B, the death benefit is the greater of:
     (a) the face amount of insurance coverage on the date of death plus the Policy value; or
     (b) the Policy value on the date of death multiplied times the corridor percentage (see below).
----------- --------- --------- -------- --------- --------- --------- ---------
Attained    Corridor  Attained  Corridor Attained  Corridor  Attained  Corridor
   Age         %        Age        %       Age        %        Age        %
----------- --------- --------- -------- --------- --------- --------- ---------
   0-40       250%
    41        243%       51      178%       61       128%       71       113%
    42        236%       52      171%       62       126%       72       111%
    43        229%       53      164%       63       124%       73       109%
    44        222%       54      157%       64       122%       74       107%
    45        215%       55      150%       65       120%     75-90      105%
    46        209%       56      146%       66       119%       91       104%
    47        203%       57      142%       67       118%       92       103%
    48        197%       58      138%       68       117%       93       102%
    49        191%       59      134%       69       116%      94+       101%
    50        185%       60      130%       70       115%
----------- --------- --------- -------- --------- --------- --------- ---------

o    CHANGES IN DEATH BENEFIT OPTION
     After the first Policy Year, you may change your Policy's death benefit option.

CHANGES IN DEATH BENEFIT OPTION RULES
o  Your request for a change must be by Written Notice.
o You can only change your Policy death benefit option once each Policy Year. The change will be effective on the Policy Month date after we receive your request.
o  There is no fee to change your Policy death benefit option.
o CHANGING FROM OPTION A TO OPTION B: The face amount is decreased by an amount equal to the total Policy value as of the date of the change.
o CHANGING FROM OPTION B TO OPTION A: The face amount of insurance will equal the death benefit on the date of the change.
o The change is only allowed if the new face amount of insurance meets the requirements set forth in the CHANGE IN FACE AMOUNT OF INSURANCE COVERAGE section, below.

ALLOCATOR 2000 VUL                    -26-

o       CHANGE IN FACE AMOUNT OF INSURANCE COVERAGE
        You may change the current face amount (or "specified amount") of insurance coverage by Written Notice on a form provided by us, and subject to our approval. A change could have federal tax consequences (see this prospectus' TAX MATTERS section). Any change will take effect on the Policy Month date on or after the date we receive your Written Notice.

INCREASE [arrow symbol pointing up] IN COVERAGE RULES
o  No increase is allowed in the first Policy Year.
o  The insured's age nearest birthday must be 80 or younger.
o A new application, evidence of insurability, and additional premium for the amount of the increase may be required.
o Minimum amount of an increase in face amount of insurance coverage is $25,000.
o Cost of insurance charges for the increase will be based upon the insured's attained age and underwriting class at the time of the increase.
o Additional premium may be required if Policy value at the time of the increase, minus outstanding Policy debt, is less than an amount equal to 12 times what the current monthly deductions from Policy value will be reflecting the increase in face amount of insurance coverage.
o Applicable surrender charges will increase based upon the amount of the increase.

DECREASE [arrow symbol pointing down] IN COVERAGE RULES
o No decrease is allowed in the first Policy Year nor during the first 12 Policy Months following an increase in face amount of insurance coverage except for a decrease which is the result of a partial withdrawal.
o  The face amount of coverage after the decrease must be at least $25,000.
o We may limit any requested decrease to the amount necessary to keep the Policy in compliance with maximum premium limits under federal tax law.
o For purposes of determining the new Cost of Insurance charge, the decrease will reduce the face amount of insurance coverage by first reducing the face amount provided by the most recent increase, then the next most recent increase successively, and finally the Policy's initial face amount of insurance coverage.

[ ]  MATURITY DATE

     This Policy's normal maturity date is the Policy Anniversary following the insured's 95th birthday. On the maturity date we will pay you the Policy value, less any loan and unpaid loan interest, if the insured is then living and this Policy is in force. The Policy may terminate prior to the maturity date as described in the LAPSE AND GRACE PERIOD section. If the Policy does continue in force to the maturity date, it is possible there will be little or no Policy value at that time.

[ ]  POLICY LOANS

     If you ask, your sales representative or we may be able to provide you with illustrations giving examples of how a loan might affect Policy value, Cash Surrender Value and death benefit. Any loan transaction will permanently affect Policy values. Surrender or lapse of a Policy while a loan is outstanding could result in significant tax consequences.

                Amount You Can Borrow                             Loan Interest Rate
---------------------------------------------------- --------------------------------------------
Standard Policy Loan. You may borrow not less than   Standard Policy Loan. Net annual loan
$1,000 nor more than 90% of the Policy Cash          interest rate of 1.95%: we charge an
Surrender Value                                      interest rate in advance with a 6.45%
                                                     effective annual yield, but we also credit
                                                     an interest rate with an effective annual
                                                     yield of 4.5% to any amounts in the Loan
                                                     Account.
---------------------------------------------------- --------------------------------------------
Reduced Rate Policy Loan. Available after the 5th    Reduced Rate Policy Loan. Net annual loan
Policy Year. Amount eligible is limited to Policy    interest rate of 0%: we charge an interest
earnings (Policy value exceeding the amount of       rate in advance with a 4.5% effective
premiums paid minus any previous partial             annual yield, but we also credit an interest
withdrawals, minus any outstanding Reduced Rate      rate with an effective annual yield of 4.5%
Policy Loan); but, cannot exceed the maximum         to any amounts in the Loan Account.
available loan amount. Any Standard Policy Loan
outstanding at the end of the 5th Policy Year will
become a Reduced Rate Policy Loan up to the eligible
amount from that point forward. Once a loan is
categorized as a Reduced Rate Policy Loan, it will
continue to be charged the reduced loan rate.
---------------------------------------------------- --------------------------------------------

ALLOCATOR 2000 VUL                    -27-

LOAN RULES
o The Policy must be assigned to us as sole security for the loan.
o We will accept a loan request signed by you on our form of Written Notice by mail or facsimile.
o We will transfer all loan amounts from the Subaccounts and the Fixed Account to a Loan Account. The amounts will be transferred on a pro rata basis, unless you instruct us otherwise.
o Loan interest is due on each Policy Anniversary. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest on a pro-rata basis from balances in all Subaccounts and the Fixed Account.
o If Policy debt exceeds Policy value minus accrued expenses and charges, you must pay the excess or your Policy will lapse.
o All or part of a loan may be repaid at any time while the Policy is in force. We will deduct the amount of the loan repayment from the Loan Account and allocate that amount among the Subaccounts and the Fixed Account in the same percentages as net premium is allocated on the date of repayment. We will treat any amounts you pay us as a premium unless you specify that it is a loan repayment.
o The death benefit will be reduced by the amount of any loan outstanding and unpaid loan interest on the date of the insured's death.
o We may defer making a loan for up to six months unless the loan is to pay premiums to us.

[ ]  FULL SURRENDER

     While the insured is alive, you may terminate the Policy for its Cash Surrender Value. Following a full surrender, all your rights in the Policy end, and the Policy may not be reinstated.

     FULL SURRENDER RULES
        o We will accept a full surrender request signed by you on our form of Written Notice by mail or facsimile. However, when accepting a request by a method not requiring an original signature, there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.
        o A surrender charge may apply. The surrender charge is described in the CHARGES and CHARGES EXPLAINED sections of this prospectus.
        o We may defer surrender payments from the Fixed Account for up to six months from the date we receive your request.

[ ]  PARTIAL WITHDRAWAL

     While the insured is alive, you may withdraw part of the Policy value. The amount requested and any partial withdrawal charge will usually be deducted from the Policy value on the date we receive your request if received before 3 p.m. Central Time.

     If DEATH BENEFIT OPTION A (described above) is in effect, then the current face amount of insurance coverage as well as Policy value will be reduced by the amount of any partial withdrawal.

     If DEATH BENEFIT OPTION B (described above) is in effect, the Policy value will be reduced by the amount of the partial withdrawal, but the face amount of insurance coverage will not change.

PARTIAL WITHDRAWAL RULES

o We will accept a partial withdrawal request signed by you on our form of Written Notice by mail or facsimile.

o The applicable Partial Withdrawal Charge is described in the CHARGES EXPLAINED section of this prospectus.
o The MINIMUM partial withdrawal amount is $100; the MAXIMUM is an amount such that the remaining Cash Surrender Value is an amount sufficient to maintain the Policy in force at our required minimum face amount.

o  A partial withdrawal is irrevocable.
o For tax purposes, partial withdrawals are treated as made first from premiums paid and then from earnings, beginning with the most recent premium payment, unless the Policy is a modified endowment contract.
o Partial withdrawals will be deducted from your Policy investment options on a pro rata basis, unless you instruct us otherwise. If the value of an investment option after a withdrawal pursuant to your instructions is less than $100, the amounts will be deducted on a pro rata basis.
o Partial withdrawals result in cancellation of Accumulation Units from each applicable Subaccount.
o We reserve the right to defer withdrawal payments from the Fixed Account for up to six months from the date we receive your request.
o Depending upon the circumstances, a partial withdrawal may have tax consequences.

ALLOCATOR 2000 VUL                    -28-

[ ]  PAYMENT OF POLICY PROCEEDS

     A primary function of a life insurance policy is to provide payment options for payment of Policy proceeds in a way that best benefits the payee. Policy proceeds are payable upon the insured's death, a full surrender or partial withdrawal of Policy value, or upon any other benefit where certain proceeds are payable. You may elect to have Policy proceeds paid under one of several payment options or as a lump sum. If another option is not chosen within 60 days of the date we receive satisfactory proof of the insured's death, we will make payment in a lump sum to the beneficiary.

        RULES FOR PAYMENT OF POLICY PROCEEDS
        o You, or your beneficiary after your death if you are the insured, may elect a payment option by completing an election form that can be requested from us at any time.
        o Payees must be individuals who receive payments in their own behalf unless otherwise agreed to by us.
        o An association, corporation, partnership or fiduciary can only receive a lump sum payment or a payment under a fixed period payment option (Option C).
        o Any payment option chosen will be effective when we acknowledge it.
        o We may require proof of your age or survival or the age or survival of the payee.
        o We reserve the right to pay the proceeds in one lump sum when the amount is less than $5,000, or when the payment option chosen would result in periodic payments of less than $100. If any payment would be or becomes less than $100, we also have the right to change the frequency of payments to an interval that will result in payments of at least $100. In no event will we make payments under a payment option less frequently than annually.
        o No payee may commute, encumber or alienate any proceeds under this Policy before they are due. No proceeds are subject to attachment for any debt or obligation of any payee.
        o When the last payee dies, we will pay to the estate of that payee any amount on deposit, or the then present value of any remaining guaranteed payments under a fixed payment option.

     Payments under the payment options are FIXED PAYMENTS based on a fixed rate of interest at or higher than the minimum effective annual rate which is guaranteed to yield 4 1/2% on an annual basis. Proceeds to fund payments are transferred to our general account and are no longer a part of the Separate Account. We have sole discretion whether or not to pay a higher interest rate for payment options A, B, C, D or E (see below). Current single premium immediate annuity rates for options D or E are used if higher than the guaranteed amounts. Current interest rates, and further information, may be obtained from us. The amount of each fixed annuity payment is set and begins on the date payment of Policy proceeds is to begin, and does not change.

o    SELECTING A PAYMENT OPTION
     Once fixed payments under a payment option begin, they cannot be changed. (We may allow the beneficiary to transfer amounts applied under options A to C to options D to F after the date payment of Policy proceeds begins. However, we reserve the right to discontinue this practice.)

The longer the guaranteed or projected payment option period, the lower the amount of each payment.

     NOTE: IF YOU ELECT PAYMENT OPTIONS D OR E AND SELECT A NON-GUARANTEED PERIOD, IT IS POSSIBLE THAT ONLY ONE ANNUITY PAYMENT WOULD BE MADE UNDER THE PAYMENT OPTION IF THE PERSON WHOSE LIFE THE PAYMENT IS BASED UPON (THE "MEASURING LIFE") DIES BEFORE THE DUE DATE OF THE SECOND PAYMENT, ONLY TWO PAYMENTS WOULD BE MADE IF THE "MEASURING LIFE" DIED BEFORE THE DUE DATE OF THE THIRD PAYMENT, ETC.

     The payment options for receiving Policy proceeds are:

A. INTEREST PAYMENT. We will pay interest each month at a rate determined by us on the amount retained.

B. PAYMENTS FOR A FIXED AMOUNT. Proceeds are paid in equal monthly installments until proceeds, with interest, have been fully paid. The total annual payment must be at least 5% of the amount retained.

C. PAYMENTS FOR A FIXED PERIOD. Proceeds are paid in equal monthly installments for the specified period chosen not to exceed 20 years.

D. LIFETIME INCOME. Proceeds are paid as equal monthly installments based on the life of a named person, and continue for the lifetime of that person. Variations provide for guaranteed payments for a period of time or a lump sum refund.

ALLOCATOR 2000 VUL                    -29-

E. JOINT AND LAST SURVIVOR LIFETIME INCOME. Proceeds are paid as equal monthly installments during the joint lives of two individuals and until the last of them dies. Variations provide for a reduced amount of payment during the lifetime of the surviving person.

F.   LUMP SUM. Proceeds are paid in one sum.

     In most cases, when death benefit proceeds are paid in a lump sum, we will pay the death benefit proceeds by establishing an interest bearing account for the beneficiary, in the amount of the death benefit proceeds payable. The same interest rate schedule and other account terms will apply to all beneficiary accounts in place at any given time. We will send the beneficiary a checkbook within seven days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit proceeds payable. The account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the general account.


TAX MATTERS
--------------------------------------------------------------------------------
     The following is only general information about federal tax law and is not intended as tax advice to any individual. Tax laws affecting the Policy are complex, may change and are affected by your facts and circumstances. We cannot guarantee the tax treatment of the Policy or any transaction involving the Policy. You should consult your own tax adviser as to how these general rules and any applicable taxes will apply to you if you purchase a Policy.

o    LIFE INSURANCE QUALIFICATION; TAX TREATMENT OF DEATH BENEFIT

     The Internal Revenue Code, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests set forth in that section. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about how those tests apply to the Policy.

     Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:

     o you should not be considered in constructive receipt of the Cash Surrender Value, including any increases in Cash Surrender Value, unless and until it is distributed from the Policy, and
     o the death benefit should be fully excludable from the beneficiary's gross income; however, Congress has recently enacted new statutory provisions relating to employer owned life insurance. The death benefit of life insurance owned by an employer is taxable unless the insured is a certain class of employee and has been given notice and has consented to coverage on his life. Specific statutory requirements must be satisfied for the death benefit of employer owned life insurance to be excluded from taxable income. Any employer contemplating the purchase of a life insurance contract should consult a tax adviser.

     We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

     Modified Endowment Contracts. The Code establishes a class of life insurance contracts designated as modified endowment contracts. Distributions from a modified endowment contract are taxed under different rules, most notably distributions are treated as from income first (to the extent of any gain in the contract) then from cost basis. There are other differences related to modified endowment contracts, such as loans being treated as a distribution (see TAX TREATMENT OF LOANS AND OTHER DISTRIBUTIONS, below). The Code rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also

ALLOCATOR 2000 VUL                    -30-
become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Policy value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.

This Policy's flexibility and how you tailor it to meet your needs could cause it to be a modified endowment contract. We recommend you consult with a tax adviser to determine if desired Policy transactions may cause such treatment. WHEN A PREMIUM PAYMENT IS CREDITED WHICH WE BELIEVE CAUSES THE POLICY TO BECOME A MODIFIED ENDOWMENT CONTRACT, WE WILL NOTIFY YOU and offer you the opportunity to request a refund of that premium in order to avoid such treatment. You have 30 days after receiving such a notice to request the refund.

     A Policy issued in exchange for a modified endowment contract is also treated as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance policy that is not a modified endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose to not make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

     SPECIAL CONSIDERATIONS FOR CORPORATIONS AND EMPLOYERS

     Premium paid by a business for a life insurance Policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the Policy. For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from the Policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the Policy's Cash Surrender Value are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes. In 2006, Congress adopted new rules relating to Employer Owned Life Insurance. Any employer contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser regarding the Employee Notice and Consent requirements to avoid the income taxation of the life insurance death benefits.

     TAX TREATMENT OF LOANS AND OTHER DISTRIBUTIONS

     Upon a surrender or lapse of the Policy, if the amount received plus any outstanding Policy debt exceeds the total cost basis in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract. However, the tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.

"Cost Basis in the Policy" means:
- the total of any premium payments or other consideration paid for the Policy, minus
-   any withdrawals previously recovered that were not taxable.

Distributions from Policies Classified as Modified Endowment Contracts are subject to the following tax rules:
     1) All distributions, including surrender and partial withdrawals, are treated as ordinary income subject to tax to the extent the excess (if any) of the Policy value immediately before the distribution exceeds the cost basis in the Policy at such time.
     2) Loans from or secured by the Policy are treated as distributions and taxed accordingly. If you do not repay loan interest, the loan interest itself is treated as a distribution.
     3) A 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

ALLOCATOR 2000 VUL                    -31-

Distributions from Policies Not Classified as Modified Endowment Contracts are generally treated as first recovering the cost basis in the Policy and then, only after the return of all such cost basis in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy).

     Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that reduced rate loans could be treated as distributions rather than loans.

     Distributions (including upon surrender) and loans from, or secured by, a Policy that is not a modified endowment contract are not subject to the 10% additional income tax rule. If a Policy is not now but later becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change will become taxable pursuant to modified endowment contract rules.

     OTHER POLICY OWNER TAX MATTERS

     Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a partial or full surrender, a lapse, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer and other tax consequences of ownership or receipt of distributions from a Policy depends on the circumstances of each Owner or beneficiary.

     Interest paid on Policy loans generally is not tax deductible.

     Aggregation of modified endowment contracts. Pre-death distributions (including a loan, partial withdrawal, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within any 12-month period, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.

     Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon your or the beneficiary's individual circumstance.

     Diversification requirements. Investments of the Separate Account must be "adequately diversified" for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with diversification requirements could subject you to immediate taxation on the incremental increases in Policy value plus the cost of insurance protection for the year. However, we believe the Policy complies fully with such requirements.

     Owner control. The Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which your control of the investments of the Separate Account may cause you, rather than us, to be treated as the owner of the assets in the Separate Account. To date, no such regulations or guidance has been issued. If you are considered the Owner of the assets of the Separate Account, income and gains from the Separate Account would be included in your gross income.

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that owners were not owners of separate account assets. For example, you have additional flexibility in allocating Policy premium and Policy values. These differences could result in you being treated as the owner of a pro rata share of the assets of the Separate Account. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury may issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of the assets of the Separate Account.

     Tax-advantaged arrangements. The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement and the suitability of this Policy for the arrangement.

ALLOCATOR 2000 VUL                    -32-

DEFINED  TERMS
--------------------------------------------------------------------------------

ACCUMULATION UNITS are an accounting unit of measure used to calculate the Policy value allocated to Subaccounts of the Separate Account. It is similar to a share of a mutual fund. The Policy describes how Accumulation Units are calculated.

BUSINESS DAY is each day that the New York Stock Exchange is open for trading.

CASH SURRENDER VALUE is the total Policy value less outstanding loans and loan interest, less any due but unpaid Policy charges.

FIXED ACCOUNT is an account that credits a fixed rate of interest guaranteed by us and is not affected by the experience of the variable investment options of the Separate Account. The Fixed Account is part of our general account.

LOAN ACCOUNT is an account we maintain for your Policy if you have a Policy loan outstanding. The Loan Account is credited with interest and is not affected by the experience of the variable investment options of the Separate Account. The Loan Account is part of our general account.

OWNER, YOU, YOUR is you -- the person(s) or legal entity who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy.

POLICY DATE is the effective date for Policy coverage. It is usually, but need not be, the same as the date the Policy is issued.

POLICY YEAR/MONTH/ANNIVERSARY are measured from respective anniversary dates of the Policy Date of your Policy.

PREMIUM
     BENCHMARK PREMIUM is the monthly premium, listed in your Policy, which if paid, allows us to guarantee that your Policy will not lapse during the first five Policy Years if total premiums paid equals or exceeds the sum of Benchmark Premiums since the Policy was issued.

     GUARANTEED DEATH BENEFIT PREMIUM is an annual premium listed in your Policy which, if paid and there are no Policy loans outstanding or partial surrenders that have been taken, allows us to guarantee the Policy will not lapse before the later of the insured's 65th birthday or the end of the 10th Policy Year since coverage became effective.

     TARGET PREMIUM is an annual premium amount used to calculate surrender charges and agent compensation.

SUBACCOUNT is a variable investment option division within the Separate Account for which Accumulation Units are separately maintained. Each Subaccount corresponds to a single, underlying, non-publicly traded portfolio issued through a series fund.

VALUATION PERIOD is the period commencing at the close of business of the New York Stock Exchange on each Business Day and ending at the close of business on the next succeeding Business Day.

WE, US, OUR, AMERITAS -- Ameritas Life Insurance Corp.

WRITTEN NOTICE OR REQUEST -- Written notice, signed by you, in good order, on a form approved by or acceptable to us, that gives us the information we require and is received at Ameritas, Service Center, P.O. Box 82550, Lincoln, NE 68501 (or 5900 "O" Street, Lincoln, NE 68510), fax 1-402-467-7335. Call us if you have questions about what form or information is required.
--------------------------------------------------------------------------------

ALLOCATOR 2000 VUL                    -33-

                                   THANK YOU
         for reviewing this Prospectus. You should also review the fund prospectuses for the portfolio underlying each Subaccount variable investment option you wish to select.


                             IF YOU HAVE QUESTIONS,
wish to request a Statement of Additional Information or inquire about a Policy, including a personalized illustration (without charge), contact your sales representative, or write or call us at:

                         Ameritas Life Insurance Corp.
                                 Service Center
                                 P.O. Box 82550
                            Lincoln, Nebraska 68501
                                       or
                                5900 "O" Street
                            Lincoln, Nebraska  68510
                           Telephone: 1-800-745-1112
                              Fax: 1-402-467-7335
                 Interfund Transfer Request Fax: 1-402-467-7923
                           website: www.ameritas.com


                           REMEMBER, THE CORRECT FORM
is important for us to accurately process your Policy elections and changes. Many service forms can be found in the "Products & Services" section of our website. Or, call us at our toll-free number and we will send you the form you need.

[ ]  ILLUSTRATIONS

     Illustrations are tools that can help demonstrate how the Policy operates, given the Policy's charges, investment options and any optional features selected, how you plan to accumulate or access Policy value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the Policy's death benefits, Cash Surrender Value and Policy value with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your sales representative or us (at our toll-free telephone number) to provide an illustration, without charge, based upon your specific situation.

[ ]  STATEMENT OF ADDITIONAL INFORMATION; REGISTRATION STATEMENT

     A Statement of Additional Information ("SAI") dated September 1, 2010 contains other information about the Separate Account and the Policy. You may obtain a copy by calling our toll-free telephone number, at the left. Within three Business Days after we receive your request for an SAI, we will send your copy, without charge, by first class mail or e-mail. Information about the Separate Account (including the SAI) is available on the SEC's website (www.sec.gov, select "Search for Company Filings," select "file number," then type "333-142495"), or can be reviewed and, for a fee, copied at or ordered from the SEC's Public Reference Room, 100 F Street, NE, Washington, D.C. 20549-0102. (You may direct questions to the SEC at 202-551-8090.)

[ ]  REPORTS TO YOU

     We will send you a statement at least annually showing your Policy's death benefit, Policy value and any outstanding Policy loan balance. We will also confirm Policy loans, Subaccount transfers, lapses, surrender, partial withdrawals, and other Policy transactions as they occur. You will receive such additional periodic reports as may be required by the SEC.

(C) 2010 Ameritas Life Insurance Corp.

                                    AMERITAS
                              LIFE INSURANCE CORP.
                                A UNIFI COMPANY

ALLOCATOR 2000 VUL                LAST PAGE        SEC Registration #: 811-21136

--------------------------------------------------------------------------------
Statement of Additional Information:  September 1, 2010
to accompany Policy Prospectuses dated:  September 1, 2010

ALLOCATOR 2000                              [Ameritas Life Insurance Corp. Logo]
FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICY
offered through
AMERITAS VARIABLE SEPARATE ACCOUNT VL
--------------------------------------------------------------------------------

TABLE OF CONTENTS                                             PAGE

General Information and History................................1

Services.......................................................2
Underwriter
Distribution of the Policy

More Information on Charges....................................3
        Waiver of Certain Charges
        Underwriting Procedure
Distribution of Materials
Advertising

Performance Data...............................................4
Financial Statements

--------------------------------------------------------------------------------

CONTACTING US. To answer your questions or to send additional premium, contact your sales representative or write or call us at:
                          Ameritas Life Insurance Corp.
                                 Service Center
                                 P.O. Box 82550
                             Lincoln, Nebraska 68501
                                       Or
                                  5900 O Street
                             Lincoln, Nebraska 68510
                            Telephone: 1-800-745-1112
                               Fax: 1-402-467-7335
                                www.ameritas.com


EXPRESS MAIL PACKAGES SHOULD BE SENT TO OUR STREET ADDRESS, NOT OUR P.O. BOX ADDRESS.

This Statement of Additional Information is not a prospectus. It contains information in addition to that set forth in the Policy prospectus and should be read together with the prospectus. The Policy prospectus may be obtained from our Service Center by writing us at P.O. Box 82550, Lincoln, Nebraska 68501, by e-mailing us or accessing it through our website at www.ameritas.com, or by calling us at 1-800-745-1112. Defined terms used in the current prospectus for the Policies are incorporated in this Statement.

[ ]  GENERAL INFORMATION AND HISTORY

     Ameritas Variable Separate Account VL is a separate investment account of Ameritas Life Insurance Corp. ("we, us, our, Ameritas"). We are engaged in the business of issuing life insurance and annuities, group dental, eye care and hearing care insurance, retirement plans and 401(k) plans throughout the United States (except New York). We are a stock life insurance company organized under the insurance laws of the State of Nebraska since 1887. We are wholly owned by Ameritas Holding Company ("AHC"), a Nebraska stock insurance holding company. AHC is wholly owned by UNIFI Mutual Holding Company ("UNIFI"), a Nebraska mutual insurance holding company. "UNIFI Companies" is a marketing name for the subsidiaries of UNIFI. The UNIFI Companies are a diversified family of financial services businesses. For a complete list of the UNIFI Companies and their products and services, visit the UNIFI Companies' website at www.unificompanies.com. Each UNIFI company is solely responsible for its own financial condition and contractual obligations.

     Prior to May 1, 2007, the Policies described in this Statement of Additional Information and in the prospectus were offered and issued by Ameritas Variable Life Insurance Company ("AVLIC"). Effective May 1, 2007, AVLIC merged into Ameritas, AVLIC's former parent. Ameritas Variable Separate Account VL is now a separate investment account of Ameritas. Policies previously issued by AVLIC now are Policies of Ameritas, which will service and maintain those Policies in accordance with their terms.

Allocator 2000 VUL                   SAI:1   Statement of Additional Information

[ ]  SERVICES
     Affiliates of Ameritas provide administrative services to Ameritas relating to policies offered by its separate accounts, including Ameritas Variable Separate Account VL (the "Registrant"). These services are provided under the UNIFI Companies' General Administrative Services Agreement dated January 1, 2006 (the "Agreement"). Under the terms of the Agreement, certain affiliates provide management, administrative, information technology, actuarial, and other services to Ameritas. The Agreement is not an agreement of or an expense to the Registrant. For the services provided to Ameritas relating to the Registrant and its variable life insurance policies under the terms of the Agreement, Ameritas paid the following amounts to the listed affiliates in the last three years:
                                        ----------------------------------------
              AFFILIATE: *       YEAR:          2007        2008         2009
--------------------------------------------------------------------------------
Acacia Life Insurance Company                 $110,737     $42,917     $34,590

--------------------------------------------------------------------------------
The Union Central Life Insurance Company      $102,193    $201,604    $645,598

--------------------------------------------------------------------------------
* Each affiliate listed became a wholly-owned subsidiary of Ameritas in 2009.

[ ]  UNDERWRITER

     Policies in Ameritas Variable Separate Account VL were distributed by Ameritas Investment Corp. (AIC), 5900 O Street, Lincoln, Nebraska 68510, a majority-owned subsidiary of ours. AIC enters into contracts with various broker-dealers ("Distributors") to distribute Policies.

                        YEAR:                 2007        2008         2009
--------------------------------------------------------------------------------
Variable life insurance commission
Ameritas (AVLIC prior to May 1,            $266,383     $360,871     $230,562
2007) paid to AIC that was paid
to other broker-dealers and
representatives (not kept by AIC).
--------------------------------------------------------------------------------
Variable life insurance commission                0            0            0
earned and kept by AIC.
--------------------------------------------------------------------------------
Fees Ameritas  paid to AIC for                    0            0      $38,849
variable life insurance Principal
Underwriter services.
--------------------------------------------------------------------------------

[ ]  DISTRIBUTION OF THE POLICY

     Our underwriter, AIC, enters into contracts with Distributors to distribute policies issued from our separate accounts. These Distributors are registered with the SEC and are members of the Financial Industry Regulatory Authority ("FINRA"). All persons selling policies must be registered representatives of the Distributors, and must also be licensed as insurance agents to sell variable insurance products.

DISTRIBUTION COMPENSATION (AMERITAS VARIABLE SEPARATE ACCOUNT VL PRODUCTS ARE NO LONGER BEING SOLD)

     Allocator 2000 and Regent Policies 2000: Commission may equal an amount up to 95% of premium in the first year, up to 20% of premium paid in years 2-4, and up to 2% of the Policy value beginning in the fifth Policy Year.

     Executive Select Policy: Commission may equal an amount up to 30% of premium in the first year and up to 12% of premium in renewal years. Distributors may also receive a service fee up to an annualized rate of 0.5% of the Policy value beginning in the fifth Policy Year.

     Compensation arrangements may vary among broker-dealers. We may also pay other distribution expenses such as production incentive bonuses. These distribution expenses do not result in any additional charges under the Policy other than those described in the prospectus' CHARGES section.

Allocator 2000 VUL                   SAI:2   Statement of Additional Information

[ ]  MORE INFORMATION ON CHARGES

o    WAIVER OF CERTAIN CHARGES

     When the Policy is sold in a manner that results in savings of sales or administrative expenses, we reserve the right to waive all or part of any fee we charge under the Policy (excluding charges charged by the portfolios). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us (employee of us or an affiliated company, receiving distributions or making transfers from other policies we or one of our affiliates issue, or transferring amounts held under qualified retirement plans we or one of our affiliates sponsor); type and frequency of administrative and sales services provided; or level of annual maintenance fee and withdrawal charges. Any fee waiver will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued. We reserve the right to change these rules. The right to waive any charges may be subject to State approval.

o    UNDERWRITING PROCEDURE

     The Policy's cost of insurance depends upon the insured's sex, issue age, risk class, and length of time the Policy has been in force. The rates will vary depending upon tobacco use and other risk factors. Guaranteed cost of insurance rates are based on the insured's attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables without smoker distinction. The maximum rates for the table-rated substandard insureds are based on a multiple of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose Policies have been in effect for the same length of time.

     The cost of insurance rates, Policy charges, and payment options for Policies issued in Montana, and perhaps other states or in connection with certain employee benefit arrangements, are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.

     If the rating class for any increase in the specified amount of insurance coverage is not the same as the rating class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes. Decreases may be reflected in the cost of insurance rate, as discussed earlier.

     Actual charges made during the Policy Year will be shown in the annual report delivered to Policy Owners.

[ ]  DISTRIBUTION OF MATERIALS

     We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box.

[ ]  ADVERTISING

     From time to time, we may advertise performance information for the Subaccounts and their underlying portfolios. We may also advertise ratings, rankings or other information related to us, the Subaccounts or the underlying portfolios.

     We may provide hypothetical illustrations of Policy value, Cash Surrender Value and death benefit based on historical investment returns of the underlying portfolios for a sample Policy based on assumptions as to age, sex and risk class of the insured, and other Policy-specific assumptions.

Allocator 2000 VUL                   SAI:3   Statement of Additional Information

     We may also provide individualized hypothetical illustrations calculated in the same manner as stated above but based upon factors particular to your Policy.

     PERFORMANCE DATA

     From time to time, we may advertise performance for the Subaccount variable investment options. Performance data is available on our website and is authorized for use with prospective investors only when accompanied or preceded by current product and fund prospectuses containing detailed information about the Policy, investment, limitations and risks.

     Performance returns reflect fees and charges assessed by the fund companies and current mortality and expenses and administrative risk charges deducted from separate account assets. Some portfolio advisers have agreed to limit their expenses; without these limits, performance would have been lower. The returns shown on our website do not reflect the Policy's transaction fees and periodic charges. If these fees and charges were deducted, the performance quoted would be lower. Yields shown are typically annualized yields. This means the income generated during the measured seven days is assumed to be generated each week over a 52-week period, and not reinvested, and is shown as a percentage of the investment.

     We encourage you to obtain a personalized illustration which reflects all charges of the Policy and the impact of those charges upon performance; contact your registered representative or us to obtain an illustration, without charge, based upon your specific situation. See the Policy prospectus for detailed information about Policy charges and portfolio prospectuses for each portfolio's expenses.

     For periods prior to the date the Policy Subaccount began operation, performance data will be calculated based on the performance of the underlying portfolio and the assumption that the Subaccounts were in existence for the same periods as those indicated for the underlying portfolio with the level of Policy charges that were in effect at the inception of the Subaccount.

     Past performance is no guarantee of future results. The return and principal value of an investment will fluctuate so that investor's shares, when redeemed, may be worth more or less than their original cost.

[ ]  FINANCIAL STATEMENTS (to be filed by subsequent amendment)

Allocator 2000 VUL                   SAI:4   Statement of Additional Information

PART C
------
                               OTHER INFORMATION
                               -----------------
ITEM 26.     EXHIBITS

Exhibit
Number         Description of Exhibit
------         ----------------------
(a) (1)        Board of Directors Resolution of Ameritas Variable Life Insurance
               Company establishing Ameritas Variable Separate Account VL. (1)
(a) (2)        Resolution of Board of Directors of Ameritas Life Insurance Corp.
               authorizing the transfer of Ameritas Variable Separate Account
               VL to Ameritas Life Insurance Corp. (2)
(b)            Custodian Agreements.  Not Applicable.
(c)            Principal Underwriting Agreement. (3)
(d)            Form of Assumption Certificate. (1)
(e)            Form of Application.  Not Applicable.
(f)            Articles of Incorporation of Ameritas Life Insurance Corp. (4)
               Bylaws of Ameritas Life Insurance Corp. (5)
(g)            Reinsurance Agreement.  Not Applicable.
(h)            Participation Agreements:
               (1)    The Alger American Fund. (6)
               (2)    Calvert Variable Products, Inc. (7)
               (3)    Calvert Variable Series, Inc. (8)
               (4)    DWS Investments VIT Funds. (9)
               (5)    Fidelity Variable Insurance Products Fund. (10)
               (6)    Franklin Templeton Variable Insurance Products Trust. (11)
               (7)    Neuberger Berman Advisers Management Trust. (6)
               (8)    Oppenheimer Variable Account Funds. (11)
               (9)    Van Eck Worldwide Insurance Trust. (6)
(i)           General Administrative Services Agreement. (12)
(j)           Other Material Contracts: Powers of Attorney.  Filed herein.
(k)           Legal Opinion.  Filed herein.
(l)           Actuarial Opinion.  Not applicable.
(m)           Calculation.  Not applicable.
(n) Consents of Independent Auditors and Independent Registered Public Accounting Firm. Not applicable.
(o)           Omitted Financial Statements. Not applicable.
(p)           Initial Capital Agreements.  Not applicable.
(q) Amended and Restated Memorandum of Transfer and Redemption Procedures Pursuant to Rule 6e-3(T)(b)(12)(iii). (13)

Footnotes:
1.   Incorporated by reference to Ameritas Variable Separate Account VA Form
     N-4 initial Registration Statement No. 333-91670, filed on July 1, 2002, EX-99 (4, 6).
2. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 initial Registration Statement No. 333-142483, filed May 1, 2007, EX-99.A.
3. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment Nos. 9 and 12 to Registration Statement No. 333-142483 submitted to the SEC on October 30, 2009 and April 23, 2010, respectively, EX-99.C.
4.   Incorporated by reference to Ameritas Life Insurance Corp. Separate
     Account LLVA Form N-4 initial Registration Statement No. 333-05529, filed on June 7, 1996, EX-99.B6A.
5.   Incorporated by reference to Ameritas Life Insurance Corp. Separate
     Account LLVA Form N-4 Post-Effective Amendment No. 4 for Registration Statement No. 333-05529, filed on February 26, 1999, EX-99.(6)(B).
6.   Incorporated by reference to Ameritas Variable Separate Account VA Form
     N-4 Post-Effective Amendment No. 1 to Registration Statement No. 333-142492 submitted to the SEC on February 26, 2010, EX-99.H1-H3.
7.   Incorporated by reference to Ameritas Variable Separate Account VA Form
     N-4 Post-Effective Amendment No. 2 to Registration Statement No. 333-142492 submitted to the SEC on April 26, 2010, EX-1.
8. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 initial Registration Statement No. 333-151913, filed on June 25, 2008, EX-99.H-3.
9.   Incorporated by reference to Ameritas Life Insurance Corp. Separate
     Account LLVA Form N-4 Post-Effective Amendment No. 35 for Registration Statement No. 333-05529, filed on February 26, 2010, EX-99.H1.
10.  Incorporated by reference to Ameritas Life Insurance Corp. Separate
     Account LLVL Form N-6 Pre-Effective Amendment No. 1 to Registration Statement No. 333-151912, filed on November 12, 2008, EX-99.H2.
11. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Pre-Effective Amendment No. 1 to Registration Statement No. 333-151913, filed on November 12, 2008, EX-99.H3, H4.

12. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 4 to Registration Statement No. 333-142483, filed on July 23, 2008, EX-99.H8c.
13. Incorporated by reference to Acacia National Variable Life Insurance Separate Account 1 Form S-6 Post-Effective Amendment No. 4 to Registration Statement No. 33-90208, filed on May 1, 1998, EX-1.A.11.

ITEM 27.     DIRECTORS AND OFFICERS OF THE DEPOSITOR

 Name and Principal        Position and Offices
 Business Address*         with Depositor
 ----------------          --------------
 JoAnn M. Martin           Director, Chair, President & Chief Executive Officer
 James P. Abel             Director
 Bert A. Getz              Director
 Tonn M. Ostergard         Director
 Kim M. Robak              Director
 Paul C. Schorr, IV        Director
 Winston J. Wade           Director
 Steven J. Valerius        President, Individual Division
 Kurt Y. Allen             Senior Vice President & Chief Marketing Officer,
                           Individual & Retirement Plans
 Robert C. Barth           Senior Vice President & Chief Financial Officer
 Jan M. Connolly           Senior Vice President & Corporate Secretary
 Nancy A. Dalessio         Senior Vice President & Chief Information Officer
 Raymond M. Gilbertson     Vice President, Corporate Compliance
 Arnold D. Henkel          Senior Vice President, Individual Distribution
 Salene M. Hitchcock-Gear  Senior Vice President, Retirement Plans
 Dale D. Johnson           Senior Vice President and Corporate Actuary
 Robert P. Kocher          Senior Vice President, Retirement Income & Business
                           Development
 Robert G. Lange           Vice President, General Counsel & Assistant Secretary
 William W. Lester         Senior Vice President & Corporate Treasurer
 James M. Mikus            Senior Vice President & Chief Investment Officer
 Kevin W. O'Toole          Senior Vice President
 Robert-John H. Sands      Senior Vice President
 Janet L. Schmidt          Senior Vice President, Human Resources
 Kenneth L. VanCleave      President, Group Division
 Paul G. Wesling           Senior Vice President, Individual Operations

* Principal business address: Ameritas Life Insurance Corp., 5900 "O" Street, Lincoln, Nebraska 68510.

Item 28.     Persons Controlled by or Under Common Control with the Depositor or the Registrant

Name of Corporation (state where organized)                            Principal Business
-------------------------------------------                            ------------------

UNIFI Mutual Holding Company (NE)......................................mutual insurance holding company

     Ameritas Holding Company (NE).....................................stock insurance holding company

         Ameritas Life Insurance Corp. (NE)............................life/health insurance company
              Acacia Life Insurance Company (DC).......................life insurance company
                  Acacia Financial Corporation (MD)....................holding company
                      Acacia Federal Savings Bank (DE).................federally chartered bank owned by Acacia
                                                                       Financial Corporation (85.21%) and
                                                                       Ameritas Life Insurance Corp. (14.79%)
                           Acacia Service Corp. (VA)...................deposit solicitation
                      Calvert Group, Ltd. (DE).........................holding company
                          Calvert Asset Management Company, Inc. (DE)..asset management services
                          Calvert Shareholder Services, Inc. (DE)......administrative services
                          Calvert Administrative Services Company (DE).administrative services
                          Calvert Distributors, Inc. (DE)..............broker-dealer
                  Griffin Realty LLC (VA)..............................real estate investment company
              Ameritas Investment Corp. (NE)...........................securities broker dealer and investment adviser owned by Ameritas Life Insurance
                                                                       Corp. (80%) and Centralife Annuities
                                                                       Service, Inc. (20%)
              First Ameritas Life Insurance Corp. of New York (NY).....life insurance company
              The Union Central Life Insurance Company (NE)............life insurance company
                  Union Central Mortgage Funding, Inc. (OH)            mortgage loan and servicing
                  PBRA, Inc. (CA)                                      holding company
                      PRB Administrators, Inc. (DE)....................pension administration services
                  Summit Investment Partners, Inc. (OH)................investment adviser

         Summit Investment Advisors, Inc. (NE).........................investment adviser

Subsidiaries are indicated by indentations. Ownership is 100% by the parent company except as noted.

ITEM 29.     INDEMNIFICATION

Ameritas Life Insurance Corp.'s By-laws provide as follows:

     "The Corporation shall indemnify any person who was, or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses including attorney's fees, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding to the full extent authorized by the laws of Nebraska."

     Section 21-20,103 of the Nebraska Business Corporation Act, in general, allows a corporation to indemnify any director, officer, employee or agent of the corporation against liability by him or her in connection with an action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

     In a case of a derivative action, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless a court in which the action was brought shall determine that such person is fairly and reasonably entitled to indemnify for such expenses which the Court shall deem proper.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.     PRINCIPAL UNDERWRITER

a) Ameritas Investment Corp. ("AIC") serves as the principal underwriter for the variable life insurance contracts issued through Ameritas Variable Separate Account VL, as well as Ameritas Variable Separate Account V, Ameritas Life Insurance Corp. Separate Account LLVL, First Ameritas Variable Life Separate Account, and Carillon Life Account. AIC also serves as the principal underwriter for variable annuity contracts issued through Ameritas Variable Separate Account VA-2, Ameritas Variable Separate Account VA, Ameritas Life Insurance Corp. Separate Account LLVA, First Ameritas Variable Annuity Separate Account, and Carillon Account.

b) The following table sets forth certain information regarding the officers and directors of the principal underwriter, Ameritas Investment Corp.

     Name and Principal       Positions and Offices
     Business Address         With Underwriter
     ----------------         ----------------
     William W. Lester*       Director, Chair, Vice President & Treasurer
     Salene Hitchcock-Gear*   Director, President & Chief Executive Officer
     Robert C. Barth*         Director
     Kent M. Campbell**       Director
     Robert P. Kocher         Director
     Billie B. Beavers***     Senior Vice President
     Cheryl L. Heilman*       Vice President, Chief Operating Officer & Interim
                              Chief Compliance Officer
     Robert G. Lange*         Vice President, Secretary, & General Counsel
     Bruce D. Lefler***       Senior Vice President - Public Finance


* Principal business address: Ameritas Investment Corp., 5900 "O" Street, Lincoln, Nebraska 68510.
** Principal business address: Aviva USA, 611 Fifth Avenue, Des Moines, Iowa 50309.
*** Principal business address: Ameritas Investment Corp., 440 Regency Parkway Drive, Suite 222, Omaha, Nebraska 68114.


(c) Compensation From the Registrant.
          (1)                          (2)                     (3)                     (4)               (5)
                                                         Compensation on
                                Net Underwriting       Events Occasioning
     Name of Principal           Discounts and         the Deduction of a           Brokerage           Other
     Underwriter                  Commissions          Deferred Sales Load         Commissions       Compensation
     -------------------        ----------------      --------------------         -----------       ------------
     Ameritas Investment
     Corp. ("AIC")                  $230,562                   $0                       $0              $38,849

          (2)+(4)+(5) = Gross variable life compensation received by AIC.
          (2) = Sales compensation received and paid out by AIC as underwriter; AIC retains 0.
          (4) = Sales compensation received by AIC for retail sales.
          (5) = Sales compensation received by AIC and retained as underwriting fee.

ITEM 31.     LOCATION OF ACCOUNTS AND RECORDS

The Books, records and other documents required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained at Ameritas Life Insurance Corp., 5900 "O" Street, Lincoln, Nebraska 68510.


ITEM 32.     MANAGEMENT SERVICES

There are no additional management services contracts that are not discussed in Part A or B of the registration statement.


ITEM 33.     FEE REPRESENTATION

Ameritas Life Insurance Corp. represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933, the Registrant, Ameritas Variable Separate Account VL, has caused this Post Effective Amendment No. 1 to Registration Statement Number 333-142495 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Lincoln, County of Lancaster, State of Nebraska, on this 30th day of June, 2010.


                               AMERITAS VARIABLE SEPARATE ACCOUNT VL, Registrant

                                        AMERITAS LIFE INSURANCE CORP., Depositor

                                        By:         JoAnn M. Martin *
                                           --------------------------
                                                  Director and Chair


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on June 30, 2010.

   SIGNATURE                TITLE
   ---------                -----
   JoAnn M. Martin *        Director, Chair, President & Chief Executive Officer
   James P. Abel *          Director
   Bert A. Getz *           Director
   Tonn M. Ostergard *      Director
   Kim M. Robak **          Director
   Paul C. Schorr, IV **    Director
   Winston J. Wade *        Director
   Steven J. Valerius **    President, Individual Division
   Robert C. Barth *        Senior Vice President & Chief Financial Officer
   Jan M. Connolly***       Senior Vice President & Corporate Secretary
   William W. Lester *      Senior Vice President and Corporate Treasurer

   /S/ Robert G. Lange      Vice President, General Counsel & Assistant
   -------------------      Secretary
       Robert G. Lange


The following Power of Attorney forms are filed herein as Exhibit (j):
* Signed by Robert G. Lange under Power of Attorney executed effective as of May 7, 2007.
** Signed by Robert G. Lange under Power of Attorney executed effective June 15, 2009.
*** Signed by Robert G. Lange under Power of Attorney executed effective as of February 1, 2008.

                                 EXHIBIT INDEX
                                 -------------

     EXHIBIT
     -------
          (j)     Powers of Attorney

          (k)     Legal Opinion of Robert G. Lange